UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05642

Nuveen Multi-Market Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 257-8787

Date of fiscal year end: June 30

Date of reporting period: June 30, 2026

Item 1.	Reports to Stockholders.

Closed-End Funds
Closed-End Funds
Nuveen
June 30, 2026
Annual
Report
Nuveen Multi-Market Income Fund
JMM

Table
of Contents
Important Notices 3
Discussion of Fund Performance 4
Common Share Information 6
About the Fund’s Benchmark 7
Fund Performance, Leverage and Holdings Summaries 8
Report of Independent Registered Public Accounting Firm 11
Portfolio of Investments 12
Statement of Assets and Liabilities 22
Statement of Operations 23
Statement of Changes in Net Assets 24
Statement of Cash Flows 25
Financial Highlights 26
Notes to Financial Statements 28
Shareholder Update 37
Important Tax Information 54
Shareholder Meeting Report 55
Additional Fund Information 56
Glossary of Terms Used in this Report 57
Statement Regarding Basis for Approval of Investment Advisory Contract 58
Board Members & Officers 65

Important Notices

Investment policy change:
Effective April 30, 2026, the following investment policies of the Fund were removed or updated.
Policies removed
• The Fund will invest at least 65% of its total assets in securities that are rated investment grade at the time of purchase or are unrated and of comparable quality as determined by the Fund’s investment adviser.
• The Fund will not purchase futures or options on futures or sell futures if as a result the sum of the initial margin deposits on the Fund’s existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Fund’s total assets. (For options that are “in-the-money” at the time of purchase, the amount by which the option is “in-the-money” is excluded from this calculation).
Policy updated
• The Fund may invest up to 35% of its managed assets in investments that, at the time of purchase, are rated lower than investment grade or of comparable quality. These non-investment-grade investments are commonly referred to as “high yield” or “junk” bonds.

Discussion of Fund Performance
Nuveen Multi-Market Income Fund (JMM)
The Nuveen Multi-Market Income Fund (JMM) features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. The Fund’s portfolio managers are Jason O’Brien, CFA, and
Peter Agrimson, CFA.
Below is a discussion of the Fund’s performance and the factors that contributed and detracted during the 12-month reporting period ended June 30, 2026. For more information on the Fund’s investment objectives and policies, please refer to the
Shareholder Update section at the end of the report.
What factors affected markets during the reporting period?
• Global economic expansion continued, and inflation gradually eased through the first half of the reporting period, though it remained above central bank targets. The second half brought renewed pressure as the Middle East conflict triggered a sharp rise in energy prices, reversing previous disinflationary trends.
• U.S. fixed income markets navigated a complex and volatile rate environment. The Federal Reserve (Fed) cut rates three times from September through December 2025, then paused through period-end to monitor the impact of the U.S.–Iran conflict. This left the federal funds rate at 3.50%–3.75%. Despite the cuts, Treasury yields rose across much of the curve over the period. The two-year yield increased 42 basis points to 4.14%, and the 10-year yield rose 20 basis points to
4.44%. Rising rates were driven by several factors, including a hawkish shift by the Fed, dampened rate cut expectations, rising debt concerns following the passage of the One Big Beautiful Bill, and still-elevated inflation.
• Amid uncertainty regarding the Fed's policy path and the Iran conflict's duration, positive economic growth and a resilient labor market supported tighter credit spreads and strong returns across the fixed income market.
What key strategies were used to manage the Fund during the reporting period?
• The Fund maintained broad exposures across the securitized and corporate sectors of the credit market throughout the reporting period.
• Consistent with expectations for steady economic growth, the Fund’s allocation to high-yield corporate bonds was increased.
• Within securitized credit, the Fund maintained out-of-benchmark allocations to esoteric asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and non-agency mortgage-backed securities (MBS). Non-agency MBS and CMBS allocations remained relatively stable over the period, while ABS and agency MBS exposures were reduced.
• The Fund’s duration, or interest rate sensitivity, remained shorter than the benchmark’s duration for most of the reporting period.

How did the Fund perform and what factors affected relative performance?
For the twelve-month reporting period ended June 30, 2026, JMM returned 3.98%. The Fund performed in line with the JMM
Blended Benchmark, which returned 4.16%. The JMM Blended Benchmark consists of: 1) 25% Bloomberg U.S. Corporate High Yield
Bond Index and 2) 75% Bloomberg U.S. Government/Mortgage Bond Index.
Top contributors to relative performance
• Out-of-benchmark allocation to preferred securities.
• Overweight to investment-grade corporate bonds.
• Security selection within the high-yield corporate bond allocation.
• Out-of-benchmark allocation to CMBS.
• Shorter-than-benchmark duration.
Top detractors from relative performance
• Interest rate futures.
• Underweight to high-yield corporate bonds.
• Overweight to the front end of the yield curve.
• The Fund's use of leverage detracted from relative performance over the reporting period.
This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors.
The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard
& Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Common Share Information
DISTRIBUTION INFORMATION
The following information regarding the Fund’s distributions is current as of June 30, 2026, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications.
The Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time).
The Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the
Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. The practice of maintaining a stable distribution level had no material effect on the Fund’s investment strategy during the most recent fiscal period and is not expected to have such an effect in future periods, however, distributions in excess of Fund returns will cause its
NAV per share to erode. For additional information, refer to the distribution information section below and in the Notes to Financial
Statements herein.
The following table provides the estimated sources of distributions and may include amounts attributed to realized gains and/or returns of capital. A return of capital may occur, for example, when some or all of the money that you invested in a Fund is paid back to you. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.” The Fund attributes these estimates equally to each regular distribution throughout the year.
The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year-end. Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, those estimates may differ from both the tax information reported to you in your Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide the sources of distributions and may include amounts attributed to realized gains and/or returns of capital. More details about the Fund’s distributions are available on www.nuveen.com/en-us/ closed-
end-funds.
NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-
closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE REPURCHASES
The Fund's Board of Trustees authorized an open-market share repurchase program, allowing the Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.
Refer to the Notes to Financial Statements for further details on share repurchases and the Fund’s transactions.
Data as of June 30, 2026
Fiscal YTD
Percentage of Distributions
Fiscal YTD
Per Share Amounts
Latest
Declared
Distribution
Net Investment
Income Realized Gains
Return of
Capital
Total
Distributions
Net Investment
Income Realized Gains
Return of
Capital
0.0290 85.3% 0.00% 14.7% $0.3480 $0.2969 $0.0000 $0.0511

About the Fund’s Benchmark

Bloomberg U.S. Corporate High Yield Bond Index:
An index designed to measure the performance of the USD-
denominated, fixed rate corporate high yield bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Bloomberg U.S. Government/Mortgage Bond Index:
An index designed to measure the performance of U.S.
Treasury securities and agency mortgage-backed securities (MBS). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Fund Performance, Leverage and Holdings
Summaries
The Fund Performance, Leverage and Holding Summaries for the Fund are shown below within this section of the report.
Fund Performance
Performance data for the Fund shown below represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.
Impact of Leverage
One important factor impacting the returns of the Fund’s common shares relative to its comparative benchmark was the Fund’s use of leverage through reverse repurchase agreements. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When the Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than their prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-
term periods.
Leverage Ratios
“Effective Leverage” is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. “Regulatory Leverage”
consists of preferred shares or borrowings of a Fund. Regulatory Leverage is a part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940. A Fund, however, may from time to time borrow for temporary purposes, typically on a transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such temporary borrowings are excluded from the calculation of a Fund’s Effective Leverage and
Regulatory Leverage ratios.
Holding Summaries
The Holdings Summaries data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change. Refer to the
Fund’s Portfolio of Investments for individual security information.
For financial reporting purposes the Fund uses credit quality ratings for its portfolio securities provided by Standard & Poor’s Group,
Moody’s Investors Service, Inc. and Fitch, Inc. If all three provide a rating for a security, the middle is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Multi-Market Income Fund
Fund Performance, Leverage and Holdings Summaries June 30, 2026

JMM
Performance*
*For purposes of Fund performance, relative results are measured against the JMM Blended Benchmark. The Fund’s Blended Benchmark consists of:
1) 75% Bloomberg U.S. Government/Mortgage Bond Index and 2) 25% Bloomberg U.S. Corporate High Yield Bond Index.
Daily Common Share NAV and Share Price
Growth of an Assumed $10,000 Investment as of June 30, 2026
 - Common Share Price
Total Returns as of
June 30, 2026
Average Annual
Inception
Date 1-Year 5-Year 10-Year
JMM at Common Share NAV 12/30/88 3.98% 1.46% 2.80%
JMM at Common Share Price 12/30/88 (1.25)% 0.71% 2.93%
Bloomberg U.S. Government/Mortgage Bond Index — 3.57% (0.07)% 1.08%
JMM Blended Benchmark — 4.16% 1.00% 2.29%
Common
Share
NAV
Common
Share Price
Premium/(Discount)
to NAV
Average
Premium/(Discount)
to NAV
$6.50 $5.86 (9.85)% (7.33)%

Fund Performance, Leverage and Holdings Summaries
June 30, 2026
(continued)
Leverage and Holdings
Leverage
Effective Leverage 29.36%
Regulatory Leverage 0.00%
Fund Allocation
(% of net assets)
Mortgage-Backed Securities 62.1%
Corporate Bonds 47.9%
Asset-Backed Securities 24.4%
Sovereign Debt 2.4%
Variable Rate Senior Loan
Interests 0.6%
Repurchase Agreements 2.9%
Other Assets & Liabilities, Net 1.5%
Reverse Repurchase
Agreements, including accrued
interest (41.8)%
Net Assets 100%
Portfolio Credit Quality
(% of total investments)
AAA 5.8%
AA 20.7%
A 8.5%
BBB 27.6%
BB or Lower 29.4%
N/R (not rated) 5.9%
N/A (not applicable) 2.1%
Total 100%
Portfolio Composition
1
(% of total investments)
Mortgage-Backed Securities 44.2%
Asset-Backed Securities 17.4%
Banks 6.0%
Capital Goods 4.0%
Financial Services 3.9%
Energy 3.6%
Other 18.8%
Repurchase Agreements 2.1%
Total 100%
1 See the Portfolio of Investments for the remaining industries/sectors comprising  “Other” and not listed in the table above.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multi-Market Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of
Nuveen Multi-Market Income Fund (the "Fund") as of June 30, 2026, the related statements of operations and cash flows for the year ended June 30, 2026, the statement of changes in net assets for each of the two years in the period ended June 30, 2026, including the related notes, and the financial highlights for each of the two years in the period ended June 30, 2026 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended
June 30, 2026 and the financial highlights for each of the two years in the period ended June 30, 2026 in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Fund as of and for the year ended June 30, 2024 and the financial highlights for each of the periods ended on or prior to June 30, 2024 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated August 27, 2024 expressed an unqualified opinion on those financial statements.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public
Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026 by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
August 27, 2026
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Portfolio of Investments June 30, 2026
JMM
See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
LONG-TERM INVESTMENTS - 137.4% (97.9% of Total Investments)
14997252 ASSET-BACKED SECURITIES - 24.4% (17.4% of Total Investments) 14997252
AUTOMOBILE ABS - 0.8%
$ 500,000 Carvana Auto Receivables Trust 2022-P3, Series 2022 P3 5 .540% 11/10/28 $ 504,264
TOTAL AUTOMOBILE ABS 504,264
HOME EQUITY ABS - 0.0%
6,798 Bayview Financial Mortgage Pass-Through Trust 2006-C, Series
2006 C
6 .352 11/28/36 5,742
TOTAL HOME EQUITY ABS 5,742
MANUFACTURED HOUSING ABS - 0.0%
10,499 Mid-State Capital Corp 2005-1 Trust 5 .745 01/15/40 10,479
13,567 Mid-State Trust XI, Series 2003 11 5 .598 07/15/38 13,584
TOTAL MANUFACTURED HOUSING ABS 24,063
OTHER ABS - 23.5%
29,121 (a) 321 Henderson Receivables VI LLC, Series 2010 1A 9 .310 07/15/61 29,295
500,000 (a) Adams Outdoor Advertising LP, Series 2023 1 6 .967 07/15/53 504,152
500,000 (a),(b) AGL CLO 19 Ltd, Series 2022 19A, (TSFR3M + 1.650%) 5 .970 07/21/38 500,807
374,833 (a) Capital Automotive REIT, Series 2024 1 4 .900 05/15/54 373,631
500,000 (a) CARS-DB4 LP, Series 2020 1A 4 .520 02/15/50 494,631
899,452 (a) CF Hippolyta Issuer LLC, Series 2020 1 2 .600 07/15/60 555,939
100,000 (a),(b) CIFC Funding 2020-II Ltd, Series 2020 2A, (TSFR3M + 1.450%) 5 .130 04/16/39 100,103
1,101,000 (a) DB Master Finance LLC, Series 2017 1A 4 .030 11/20/47 1,089,624
286,500 (a) DB Master Finance LLC, Series 2021 1A 2 .493 11/20/51 270,129
145,700 (a) Domino's Pizza Master Issuer LLC, Series 2017 1A 4 .118 07/25/47 144,749
671,625 (a) Driven Brands Funding LLC, Series 2025 1A 5 .296 10/20/55 649,827
356,096 (a),(b) Dryden 49 Senior Loan Fund, Series 2017 49A, (TSFR3M +
1.862%)
5 .537 07/18/30 356,494
472,500 (a) Hardee's Funding LLC, Series 2020 1A 3 .981 12/20/50 458,146
283,039 (a) J.G. Wentworth XXXVII LLC, Series 2016 1A 5 .190 06/17/69 259,579
469,911 (a) JGWPT XXV LLC, Series 2012 1A 7 .140 02/15/67 475,161
196,645 (a) JGWPT XXVI LLC, Series 2012 2A 6 .770 10/17/61 195,580
500,000 (a),(b) Neuberger Berman Loan Advisers CLO 48 Ltd, Series 2022
48A, (TSFR3M + 1.550%)
5 .218 04/25/36 500,811
400,000 (a),(b) Neuberger Berman Loan Advisers Clo 56 Ltd, Series 2024 56A,
(TSFR3M + 1.750%)
5 .418 07/24/37 401,262
500,000 (a),(b) Oak Hill Credit, Series 24A, (TSFR3M + 1.550%) 5 .223 01/20/39 500,906
400,000 (a),(b) OHA Credit Funding 19 Ltd, Series 2024 19A, (TSFR3M +
1.700%)
5 .969 07/20/37 401,123
498,750 (a) Planet Fitness Master Issuer LLC, Series 2025 1A 5 .274 12/06/55 494,678
475,000 (a) SERVPRO Master Issuer LLC, Series 2021 1A 2 .394 04/25/51 451,616
121,719 (a) Start II LTD, Series 2019 1 5 .095 03/15/44 122,207
985,000 (a) Subway Funding LLC, Series 2024 1A 6 .028 07/30/54 989,004
294,750 (a) Taco Bell Funding LLC, Series 2021 1A 1 .946 08/25/51 289,495
648,450 (a) Taco Bell Funding LLC, Series 2021 1A 2 .294 08/25/51 604,109
500,000 (a) Taco Bell Funding LLC, Series 2025 1A 4 .821 08/25/55 493,935
480,959 (a),(b) TruPS Financials Note Securitization 2025-2, Series 2025 2A,
(TSFR3M + 1.900%)
5 .573 07/15/39 481,427
250,000 (a) VB-S1 Issuer LLC - VBTEL, Series 2022 1A 4 .288 02/15/52 246,905
379,586 (a) Wendy's Funding LLC, Series 2018 1A 3 .884 03/15/48 370,821
550,418 (a) Wendy's Funding LLC, Series 2021 1A 2 .370 06/15/51 508,188
985,000 (a) Wingstop Funding LLC, Series 2020 1A 2 .841 12/05/50 956,627
171,450 (a) Zaxbys Funding LLC, Series 2021 1A 3 .238 07/30/51 163,425
TOTAL OTHER ABS 14,434,386
STUDENT LOAN ABS - 0.1%
35,256 (a) Commonbond Student Loan Trust 2017-B-GS, Series 2017 BGS 4 .440 09/25/42 28,797
TOTAL STUDENT LOAN ABS 28,797
TOTAL ASSET-BACKED SECURITIES
(Cost $15,556,168) 14,997,252

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
29460876 CORPORATE BONDS - 47.9% (34.1% of Total Investments) (c) 29460876
AUTOMOBILES & COMPONENTS - 1.3%
$ 200,000 (a) Clarios Global LP / Clarios US Finance Co 6 .750% 02/15/30 $ 206,086
45,000 (a) Cyprium Corp / Cyprium Holdings Luxembourg Sarl 6 .125 04/15/31 44,998
150,000 (d) Goodyear Tire & Rubber Co/The 5 .250 04/30/31 135,360
40,000 Goodyear Tire & Rubber Co/The 8 .875 07/15/32 40,347
135,000 (a),(d) Phinia Inc 6 .625 10/15/32 137,898
185,000 (a),(d) ZF North America Capital Inc 6 .750 04/23/30 183,451
50,000 (a) ZF North America Capital Inc 7 .500 03/24/31 50,337
TOTAL AUTOMOBILES & COMPONENTS 798,477
BANKS - 8.4%
200,000 (e),(f) Banco Bilbao Vizcaya Argentaria SA 9 .375 N/A 218,407
400,000 (d),(g) Banco Santander SA 2 .749 12/03/30 362,784
200,000 (e),(f) Banco Santander SA 9 .625 N/A 235,721
625,000 (d),(g) Bank of America Corp 5 .744 02/12/36 637,604
300,000 (e),(g) Bank of America Corp 6 .625 N/A 309,294
200,000 (a),(e),(f) BNP Paribas SA 9 .250 N/A 209,496
240,000 (a),(d) BPCE SA 5 .417 01/13/37 235,103
250,000 (e),(g) Citigroup Inc 7 .625 N/A 259,760
475,000 (d) JPMorgan Chase & Co 5 .572 04/22/36 488,318
300,000 (e),(g) JPMorgan Chase & Co 6 .875 N/A 314,269
200,000 (e),(f) Lloyds Banking Group PLC 8 .000 N/A 212,882
295,000 (e),(g) M&T Bank Corp 3 .500 N/A 292,775
250,000 (e),(f) NatWest Group PLC 8 .125 N/A 276,698
410,000 (d) Texas Capital Bancshares Inc 5 .301 02/27/32 405,759
300,000 (e),(g) Truist Financial Corp 6 .669 N/A 299,771
400,000 (e),(g) Wells Fargo & Co 7 .625 N/A 420,847
TOTAL BANKS 5,179,488
CAPITAL GOODS - 5.3%
60,000 (a) ADI Escrow Issuer LLC 7 .125 07/15/34 61,098
50,000 (a) Advanced Drainage Systems Inc 5 .375 03/01/34 48,852
150,000 (a) AECOM 6 .000 08/01/33 150,214
200,000 (a) Albion Financing 1 SARL / Aggreko Holdings Inc 7 .000 05/21/30 207,085
550,000 (d) Boeing Co/The 3 .625 02/01/31 523,019
400,000 (d) Boeing Co/The 6 .528 05/01/34 435,166
65,000 (a) Carpenter Technology Corp 5 .625 03/01/34 64,951
135,000 (a) Columbus McKinnon Corp/NY 7 .125 01/31/33 135,287
95,000 (a) Esab Corp 5 .625 04/01/31 95,103
30,000 (a) Gates Corp/DE 6 .875 07/01/29 30,683
65,000 (a) Herc Holdings Inc 6 .000 03/15/34 64,568
50,000 (a) Herc Holdings Inc 5 .750 03/15/31 49,937
65,000 (a) Herc Holdings Inc 6 .625 06/15/29 66,363
85,000 (a) Herc Holdings Inc 7 .000 06/15/30 88,023
115,000 Hexcel Corp 4 .900 05/15/31 114,653
150,000 (a) Lsf12 Helix Parent LLC 7 .125 02/01/33 145,232
50,000 (a) Masterbrand Inc 7 .000 07/15/32 50,677
200,000 (a),(d) Quikrete Holdings Inc 6 .375 03/01/32 204,235
15,000 (a) QXO Building Products Inc 6 .500 07/15/31 15,288
25,000 (a) QXO Building Products Inc 6 .875 07/15/34 25,664
80,000 (a) Standard Building Solutions Inc 6 .250 08/01/33 79,443
200,000 (a) TransDigm Inc 6 .375 05/31/33 201,902
60,000 (a) TransDigm Inc 6 .125 07/31/34 59,923
100,000 (a) WESCO Distribution Inc 5 .250 04/15/31 98,974
100,000 (a) WESCO Distribution Inc 6 .375 03/15/29 101,784
135,000 (a),(d) Windsor Holdings III LLC 8 .500 06/15/30 140,491
TOTAL CAPITAL GOODS 3,258,615
COMMERCIAL & PROFESSIONAL SERVICES - 0.6%
150,000 (a) AMN Healthcare Inc 6 .500 01/15/31 150,912
70,000 (a) CACI International Inc 6 .375 06/15/33 70,995
35,000 (a) Clean Harbors Inc 5 .750 10/15/33 35,230
65,000 (a) GFL Environmental Holdings US Inc 5 .500 02/01/34 63,576
50,000 (a) RR Donnelley & Sons Co 9 .500 08/01/29 51,841

Portfolio of Investments June 30, 2026
(continued)
JMM

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
COMMERCIAL & PROFESSIONAL SERVICES (continued)
$ 20,000 (a) Science Applications International Corp 5 .875% 11/01/33 $ 19,698
TOTAL COMMERCIAL & PROFESSIONAL SERVICES 392,252
CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 1.3%
250,000 (a),(d) Asbury Automotive Group Inc 4 .625 11/15/29 243,434
100,000 (a),(d) Bath & Body Works Inc 6 .625 10/01/30 102,009
65,000 (a) Gee Automotive Holdings LLC 7 .250 03/01/31 65,860
75,000 (a) LCM Investments Holdings II LLC 4 .875 05/01/29 73,022
50,000 (a) Michaels Cos Inc/The 11 .000 03/15/34 48,956
60,000 (a) Michaels Cos Inc/The 8 .500 03/15/33 59,430
85,000 (a) Park River Holdings Inc 8 .000 03/15/31 85,742
125,000 (a) QXO Building Products Inc 6 .750 04/30/32 129,072
TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL 807,525
CONSUMER DURABLES & APPAREL - 0.1%
145,000 (a) CD&R Smokey Buyer Inc / Radio Systems Corp 9 .500 10/15/29 76,850
TOTAL CONSUMER DURABLES & APPAREL 76,850
CONSUMER SERVICES - 1.1%
80,000 (a) Caesars Entertainment Inc 6 .000 10/15/32 72,493
115,000 (a) Hilton Domestic Operating Co Inc 5 .500 03/31/34 114,014
45,000 (a) Hilton Domestic Operating Co Inc 5 .500 09/15/31 45,115
50,000 (a) Light & Wonder International Inc 6 .250 10/01/33 49,729
165,000 (a) Motion Finco Sarl 8 .375 02/15/32 139,370
40,000 (a) NCL Corp Ltd 5 .875 01/15/31 38,822
100,000 (a),(d) Six Flags Entertainment 6 .625 05/01/32 101,313
140,000 (a),(d) Wynn Resorts Finance LLC / Wynn Resorts Capital Corp 6 .250 03/15/33 140,524
TOTAL CONSUMER SERVICES 701,380
CONSUMER STAPLES DISTRIBUTION & RETAIL - 0.5%
200,000 (a),(d) Albertsons Cos Inc / Safeway Inc / New Albertsons LP /
Albertsons LLC
6 .250 03/15/33 198,238
40,000 (a) Albertsons Cos Inc / Safeway Inc / New Albertsons LP /
Albertsons LLC
5 .500 03/31/31 39,084
80,000 (a) Albertsons Cos Inc / Safeway Inc / New Albertsons LP /
Albertsons LLC
5 .750 03/31/34 76,188
TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL 313,510
ENERGY - 5.0%
250,000 (a),(d) Antero Midstream Partners LP / Antero Midstream Finance
Corp
6 .625 02/01/32 255,344
55,000 (a) Archrock Services LP / Archrock Partners Finance Corp 6 .000 02/01/34 54,670
50,000 (a) Ascent Resources Utica Holdings LLC / ARU Finance Corp 6 .625 10/15/32 50,625
60,000 (a) Borr IHC Ltd / Borr Finance LLC 8 .750 01/15/32 58,597
45,000 (a) Bristow Group Inc 6 .750 02/01/33 45,130
80,000 (a) Buckeye Partners LP 6 .750 02/01/30 82,624
80,000 (a) California Resources Corp 7 .000 01/15/34 79,114
30,000 (a) Chord Energy Corp 6 .000 10/01/30 30,127
150,000 (a) Chord Energy Corp 6 .750 03/15/33 152,221
25,000 (a) CNX Resources Corp 7 .250 03/01/32 25,756
40,000 (a) CNX Resources Corp 5 .875 03/01/34 38,926
15,000 (a) CVR Energy Inc 7 .500 02/15/31 14,929
120,000 (a) Delek Logistics Partners LP / Delek Logistics Finance Corp 6 .875 06/01/34 119,434
100,000 (a) Harvest Midstream I LP 6 .750 05/15/34 101,425
200,000 (a),(d) Hilcorp Energy I LP / Hilcorp Finance Co 8 .375 11/01/33 208,254
200,000 (a) Kinetik Holdings LP 6 .625 12/15/28 203,306
50,000 (a) Kodiak Gas Services LLC 5 .875 04/01/31 50,128
40,000 (a) Matador Resources Co 6 .000 04/15/34 38,996
150,000 (a) Rockies Express Pipeline LLC 4 .800 05/15/30 146,659
200,000 (a) Seadrill Finance Ltd 6 .750 07/15/34 193,081
30,000 (a) SM Energy Co 8 .750 07/01/31 31,336
50,000 (a) SM Energy Co 6 .625 04/15/34 49,216
100,000 (a) Sunoco LP 5 .625 03/15/31 99,271
100,000 (a) Sunoco LP 5 .875 03/15/34 98,629
215,000 (a),(d) Sunoco LP 4 .625 05/01/30 207,663
250,000 (d) Targa Resources Corp 5 .550 08/15/35 252,875

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
ENERGY (continued)
$ 140,000 (a),(d) USA Compression Partners LP / USA Compression Finance
Corp
7 .125% 03/15/29 $ 143,407
20,000 (a) USA Compression Partners LP / USA Compression Finance
Corp
6 .250 10/01/33 19,829
50,000 (a) Venture Global LNG Inc 9 .875 02/01/32 53,378
65,000 (a) Venture Global LNG Inc 6 .375 12/15/34 63,880
40,000 (a) Venture Global Plaquemines LNG LLC 6 .500 01/15/34 41,679
50,000 (a) Venture Global Plaquemines LNG LLC 6 .125 12/15/30 51,158
TOTAL ENERGY 3,061,667
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.1%
250,000 (d) GLP Capital LP / GLP Financing II Inc 5 .625 03/01/36 244,995
75,000 (a) Iron Mountain Inc 4 .500 02/15/31 71,734
45,000 (a) Iron Mountain Inc 6 .250 01/15/35 45,175
90,000 (a) Millrose Properties Inc 6 .250 09/15/32 90,783
175,000 (d) MPT Operating Partnership LP / MPT Finance Corp 3 .500 03/15/31 120,340
35,000 (a) MPT Operating Partnership LP / MPT Finance Corp 8 .500 02/15/32 35,833
70,000 (a) RHP Hotel Properties LP / RHP Finance Corp 5 .750 03/15/34 69,351
TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) 678,211
FINANCIAL SERVICES - 5.5%
250,000 (d),(g) AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6 .950 03/10/55 258,798
300,000 (e),(g) American Express Co 3 .550 N/A 298,693
45,000 (a) Azorra Finance Ltd 7 .250 01/15/31 46,234
100,000 (a) Azorra Finance Ltd 6 .250 02/15/34 96,644
200,000 (d) Block Inc 6 .500 05/15/32 204,183
257,342 (a),(d) Compass Group Diversified Holdings LLC 5 .250 04/15/29 245,123
200,000 (a),(d) Encore Capital Group Inc 8 .500 05/15/30 212,410
85,000 (a) Encore Capital Group Inc 6 .625 04/15/31 85,977
215,000 (a),(d) FirstCash Inc 6 .875 03/01/32 220,931
75,000 (a) Freedom Mortgage Holdings LLC 8 .375 04/01/32 76,290
150,000 (a) Freedom Mortgage Holdings LLC 6 .875 05/01/31 145,569
100,000 (a) Hunt Cos Inc 5 .250 04/15/29 98,814
200,000 (a) Icahn Enterprises LP / Icahn Enterprises Finance Corp 10 .000 11/15/29 197,243
200,000 (a) Jane Street Group / JSG Finance Inc 6 .125 11/01/32 200,042
115,000 OneMain Finance Corp 6 .125 05/15/30 114,994
80,000 OneMain Finance Corp 6 .750 09/15/33 79,195
150,000 (a) PennyMac Financial Services Inc 4 .250 02/15/29 143,213
55,000 (a) Rocket Cos Inc 6 .375 08/01/33 55,933
100,000 (a),(d) Starwood Property Trust Inc 6 .500 07/01/30 102,122
10,000 (a) Starwood Property Trust Inc 6 .125 06/01/31 10,053
200,000 (a),(e),(f) UBS Group AG 9 .250 N/A 215,270
115,000 (a) Walker & Dunlop Inc 6 .625 04/01/33 116,832
180,000 (a) WEX Inc 6 .500 03/15/33 179,224
TOTAL FINANCIAL SERVICES 3,403,787
FOOD, BEVERAGE & TOBACCO - 0.6%
35,000 (a) Post Holdings Inc 6 .250 10/15/34 34,389
80,000 (a) Post Holdings Inc 6 .500 03/15/36 79,092
75,000 (a),(d) Primo Water Holdings Inc / Triton Water Holdings Inc 4 .375 04/30/29 73,209
155,000 (a),(h) Viking Baked Goods Acquisition Corp 8 .625 11/01/31 156,675
TOTAL FOOD, BEVERAGE & TOBACCO 343,365
HEALTH CARE EQUIPMENT & SERVICES - 1.6%
83,000 (a),(d) CHS/Community Health Systems Inc 10 .875 01/15/32 88,692
275,000 (d) CVS Health Corp 5 .450 09/15/35 278,557
50,000 (a) DaVita Inc 6 .875 09/01/32 51,566
30,000 (a) Global Medical Response Inc 7 .375 10/01/32 31,088
130,000 (a) IQVIA Inc 6 .250 06/01/32 132,168
60,000 (a) Molina Healthcare Inc 6 .500 02/15/31 61,038
190,000 (a),(d) Prime Healthcare Services Inc 9 .375 09/01/29 198,491
100,000 (a) Radiology Partners Inc 8 .500 07/15/32 104,360
30,000 (a) Tenet Healthcare Corp 6 .000 11/15/33 30,262
TOTAL HEALTH CARE EQUIPMENT & SERVICES 976,222

Portfolio of Investments June 30, 2026
(continued)
JMM

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
INSURANCE - 2.6%
$ 100,000 (a) Acrisure LLC / Acrisure Finance Inc 7 .500% 11/06/30 $ 94,843
35,000 (a) Acrisure LLC / Acrisure Finance Inc 6 .750 07/01/32 31,459
250,000 (a),(d) Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 6 .500 10/01/31 249,314
100,000 (a) APH Somerset Investor 2 LLC / APH2 Somerset Investor 2 LLC /
APH3 Somerset Inves
7 .875 11/01/29 101,260
200,000 (a) Ardonagh Finco Ltd 7 .750 02/15/31 202,253
65,000 (a) Asurion LLC/ Asurion Co-Issuer Inc 8 .000 12/31/32 65,491
110,000 (a) Asurion LLC/ Asurion Co-Issuer Inc 8 .375 02/01/34 101,825
165,000 (a),(d) CRC Insurance Group LLC 7 .125 06/01/31 164,474
30,000 (a) Ryan Specialty LLC 5 .875 08/01/32 29,516
300,000 (a),(b) Vitality Re XIV Ltd (UTIXX + 3.500%) 7 .812 01/05/27 302,220
250,000 (a),(b) Vitality Re XVII Ltd (FTIXX + 2.000%) 5 .521 01/08/30 249,675
TOTAL INSURANCE 1,592,330
MATERIALS - 1.3%
50,000 (a) Avient Corp 6 .250 11/01/31 50,666
200,000 (a) Bond US Bidco 1 Inc/Bidco 2/Bidco 3/German Bidco 1 GmbH/
German Bidco 2
7 .125 06/15/33 201,945
75,000 (a) Clydesdale Acquisition Holdings Inc 8 .750 04/15/30 73,981
10,000 (a) Mineral Resources Ltd 7 .000 04/01/31 10,351
115,000 (a) Olin Corp 6 .625 04/01/33 113,553
85,000 (a),(d) Qnity Electronics Inc 5 .750 08/15/32 85,453
25,000 (a) Qnity Electronics Inc 6 .250 08/15/33 25,436
240,000 (a),(d) SK Invictus Intermediate II Sarl 5 .000 10/30/29 235,324
15,000 (a) Solstice Advanced Materials Inc 5 .625 09/30/33 14,907
TOTAL MATERIALS 811,616
MEDIA & ENTERTAINMENT - 2.6%
40,000 (a) CCO Holdings LLC / CCO Holdings Capital Corp 7 .000 02/01/33 39,227
60,000 (a) CCO Holdings LLC / CCO Holdings Capital Corp 7 .375 02/01/36 58,841
8,000 (a) Directv Financing LLC / Directv Financing Co-Obligor Inc 5 .875 08/15/27 7,988
35,000 (a) Directv Financing LLC / Directv Financing Co-Obligor Inc 10 .000 02/15/31 36,320
165,000 (a) Directv Financing LLC / Directv Financing Co-Obligor Inc 9 .250 06/01/32 167,648
175,000 (a) Gray Media Inc 4 .750 10/15/30 125,707
80,000 (a) Gray Media Inc 7 .250 08/15/33 78,772
400,000 (d) Meta Platforms Inc 5 .250 05/15/36 397,177
40,000 (a) Neptune Bidco US Inc 9 .500 02/15/33 40,442
55,000 (a) Nexstar Media Inc 7 .250 04/15/34 54,861
120,000 (a) Nexstar Media Inc 6 .500 09/15/33 119,967
60,000 (a) OAK-Eagle Acquireco Inc 7 .250 07/01/33 62,767
15,000 (a) OAK-Eagle Acquireco Inc 8 .750 07/01/34 15,920
60,000 (a) Sirius XM Radio LLC 4 .000 07/15/28 58,427
75,000 (a),(d) Univision Communications Inc 4 .500 05/01/29 71,619
200,000 (a) VZ Secured Financing BV 5 .000 01/15/32 175,035
100,000 (a) Ziff Davis Inc 4 .625 10/15/30 94,009
TOTAL MEDIA & ENTERTAINMENT 1,604,727
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.4%
40,000 (a) BioMarin Pharmaceutical Inc 5 .500 01/31/34 39,298
200,000 (a),(d) Organon & Co / Organon Foreign Debt Co-Issuer BV 5 .125 04/30/31 197,869
TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 237,167
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
105,000 (a) Kennedy-Wilson Inc 7 .000 06/01/31 107,335
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT 107,335
SOFTWARE & SERVICES - 1.9%
376,000 (a),(d) Ahead DB Holdings LLC 6 .625 05/01/28 375,795
30,000 (a) Fair Isaac Corp 6 .000 05/15/33 29,542
100,000 (a) Gen Digital Inc 6 .250 04/01/33 98,561
100,000 (a) Open Text Corp 3 .875 12/01/29 91,945
500,000 (d) Oracle Corp 5 .700 02/04/36 484,227
89,000 (a) Rocket Software Inc 9 .000 11/28/28 88,468
TOTAL SOFTWARE & SERVICES 1,168,538

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
TELECOMMUNICATION SERVICES - 2.7%
$ 35,000 (a) APLD ComputeCo 2 LLC 6 .750% 03/15/31 $ 35,126
65,000 (a) APLD ComputeCo LLC 7 .000 06/15/31 64,867
40,000 (a) Black Pearl Compute LLC 6 .125 02/15/31 40,513
35,000 (a) Cipher Compute LLC 7 .125 11/15/30 36,383
250,000 (a),(d) HUT 8 DC LLC 6 .192 11/15/42 253,221
200,000 (a) Iliad Holding SAS 7 .000 04/15/32 203,831
80,000 (a) Level 3 Financing Inc 6 .875 06/30/33 82,192
130,000 (a) Level 3 Financing Inc 7 .000 03/31/34 134,048
140,000 (a) Level 3 Financing Inc 7 .500 02/15/37 143,693
200,000 (a) QTS Fayetteville I Dc1-2 LLC / QTS TRS Fayetteville I DC1-2 LLC 5 .700 04/15/36 190,159
40,000 (a) SV RNO Property Owner 1 LLC 5 .875 03/01/31 39,423
80,000 (a) Uniti Services LLC 7 .500 10/15/33 84,190
105,000 (a),(d) Windstream Services LLC / Windstream Escrow Finance Corp 8 .250 10/01/31 110,728
200,000 (a),(d) Zegona Finance PLC 8 .625 07/15/29 208,862
TOTAL TELECOMMUNICATION SERVICES 1,627,236
TRANSPORTATION - 0.6%
125,000 (a) Alaska Airlines Inc 6 .500 06/01/31 125,656
50,000 (a) Clue Opco LLC 9 .500 10/15/31 48,070
160,000 (a) Stonepeak Nile Parent LLC 7 .250 03/15/32 165,686
45,000 United Airlines Holdings Inc 5 .375 03/01/31 44,677
TOTAL TRANSPORTATION 384,089
UTILITIES - 3.2%
125,000 (a) Chpe LLC 5 .875 06/29/46 125,741
50,000 (a) Clearway Energy Operating LLC 5 .750 01/15/34 49,026
150,000 (a) ContourGlobal Power Holdings SA 6 .750 02/28/30 152,224
100,000 (a),(d) Ferrellgas LP / Ferrellgas Finance Corp 5 .875 04/01/29 97,262
50,000 (a) Ferrellgas LP / Ferrellgas Finance Corp 9 .250 01/15/31 52,695
150,000 (a) NRG Energy Inc 5 .750 01/15/34 148,829
375,000 (a),(d) Superior Plus LP / Superior General Partner Inc 4 .500 03/15/29 363,620
85,000 (a) Talen Energy Supply LLC 6 .250 02/01/34 84,483
75,000 (a) Talen Energy Supply LLC 6 .500 02/01/36 75,612
40,000 (a) VoltaGrid LLC 7 .375 11/01/30 41,527
750,000 (d),(g) WEC Energy Group Inc 5 .625 05/15/56 745,470
TOTAL UTILITIES 1,936,489
TOTAL CORPORATE BONDS
(Cost $29,613,108) 29,460,876
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
38191340 MORTGAGE-BACKED SECURITIES - 62.1% (44.2% of Total Investments) 38191340
AGENCY COLLAT CMO - 0.2%
32,897 (b) Fannie Mae REMIC Trust 2002-W1 4 .300 02/25/42 32,689
172,871 (b) Fannie Mae REMIC Trust 2003-W1, Series 2003 W1 2 .221 12/25/42 67,606
TOTAL AGENCY COLLAT CMO 100,295
COMMERCIAL MBS - 20.3%
500,000 (a),(b) ARDN 2025-ARCP Mortgage Trust, Series 2025 ARCP, (TSFR1M
+ 1.750%)
5 .375 06/15/35 500,921
400,000 (b) Benchmark 2018-B2 Mortgage Trust, Series 2018 B2 4 .084 02/15/51 377,563
972,103 (d) Benchmark 2019-B9 Mortgage Trust, Series 2019 B9 3 .751 03/15/52 951,757
344,095 (a),(b) BX Commercial Mortgage Trust 2025-BCAT, Series 2025 BCAT,
(TSFR1M + 1.380%)
5 .730 08/15/42 345,269
500,000 (a),(b) BX Commercial Mortgage Trust 2026-AHP, Series 2026 AHP,
(TSFR1M + 1.900%)
5 .500 06/15/43 501,778
300,000 (a),(b) BX Trust 2026-RISE, Series 2026 RISE, (TSFR1M + 1.300%) 4 .970 04/15/41 300,779
250,000 (a),(b) Century Plaza Towers 2019-CPT, Series 2019 CPT 3 .097 11/13/39 220,070
425,000 (b) Citigroup Commercial Mortgage Trust 2015-GC29, Series 2015
GC29
4 .106 04/10/48 380,579
600,000 (a) Citigroup Commercial Mortgage Trust 2016-P5, Series 2016 P5 3 .000 10/10/49 306,750
500,000 (b) Citigroup Commercial Mortgage Trust 2017-P8, Series 2017 P8 3 .789 09/15/50 476,976
241,000 Citigroup Commercial Mortgage Trust 2019-GC41, Series 2019
GC41
3 .502 08/10/56 207,370
479,082 (a),(b) COMM 2013-LC13 Mortgage Trust, Series 2013 LC13 5 .548 08/10/46 448,745

Portfolio of Investments June 30, 2026
(continued)
JMM

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
COMMERCIAL MBS (continued)
$ 775,000 (b) COMM 2015-CCRE22 Mortgage Trust, Series 2015 CR22 3 .749% 03/10/48 $ 712,573
540,000 (b) COMM 2015-CCRE26 Mortgage Trust, Series 2015 CR26 4 .845 10/10/48 514,340
50,731 (b) COMM 2015-LC23 Mortgage Trust, Series 2015 LC23 4 .841 10/10/48 49,126
250,000 (a) CSMC 2014-USA OA LLC, Series 2014 USA 4 .373 09/15/37 203,855
200,000 (a),(b) DBSG 2024-ALTA Mortgage Trust, Series 2024 ALTA 6 .595 06/10/37 200,984
642,000 (a),(b) GS Mortgage Securities Corp Trust 2018-TWR, Series 2018
TWR, (TSFR1M + 1.197%)
4 .823 07/15/31 590,393
250,000 (a) ICNQ 2024-MF Mortgage Trust, Series 2024 MF 6 .074 12/10/34 255,512
500,000 (a),(b) JP Morgan Chase Commercial Mortgage Securities Trust 2016-
JP4, Series 2016 JP4
3 .629 12/15/49 402,973
500,000 (a) JP Morgan Chase Commercial Mortgage Securities Trust 2020-
NNN, Series 2020 NNN
3 .620 01/16/37 228,765
697,000 (b) JPMDB Commercial Mortgage Securities Trust 2016-C4, Series
2016 C4
3 .216 12/15/49 598,321
500,000 (a) JPMDB Commercial Mortgage Securities Trust 2017-C7, Series
2017 C7
3 .000 10/15/50 402,623
500,000 (a) Legends Outlets Kansas City KS Mortgage Secured Pass-
Through Trust, Series 2024 LGND
6 .021 11/05/39 499,000
400,000 (a),(b) Manhattan West 2020-1MW Mortgage Trust, Series 2020 1MW 2 .413 09/10/39 384,205
250,000 (a),(b) MHP Commercial Mortgage Trust 2025-MHIL2, Series 2025 A,
(TSFR1M + 1.500%)
5 .125 09/15/40 250,502
500,000 (b) Morgan Stanley Bank of America Merrill Lynch Trust 2016-C28,
Series 2016 C28
4 .731 01/15/49 414,812
250,000 (a),(b) Natixis Commercial Mortgage Securities Trust 2019-MILE,
Series 2019 MILE, (TSFR1M + 2.829%)
6 .455 07/15/36 226,272
500,000 (a),(b) NYCT Trust 2024-3ELV, (TSFR1M + 1.991%) 5 .616 08/15/29 500,855
450,000 (a),(b) PFDR Trust 2026-DLVR, Series 2026 DLVR, (TSFR1M + 2.100%) 5 .713 06/15/43 450,868
135,000 (a) SLG Office Trust 2021-OVA, Series 2021 OVA 2 .851 07/15/41 117,779
500,000 (b) Wells Fargo Commercial Mortgage Trust 2017-C38, Series
2017 C38
3 .903 07/15/50 464,618
TOTAL COMMERCIAL MBS 12,486,933
FGLMC COLLATERAL - 3.4%
760,069 (d) Freddie Mac Gold Pool, FG G08528 3 .000 04/01/43 688,716
211,823 (d) Freddie Mac Gold Pool, FG G08566 3 .500 01/01/44 197,371
1,951 Freddie Mac Gold Pool, FG C00676 6 .500 11/01/28 2,021
310,390 (d) Freddie Mac Gold Pool, FG Q40718 3 .500 05/01/46 288,110
479,520 (d) Freddie Mac Gold Pool, FG Q40841 3 .000 06/01/46 431,373
494,917 (d) Freddie Mac Gold Pool, FG G60138 3 .500 08/01/45 461,541
TOTAL FGLMC COLLATERAL 2,069,132
GNMA COLLATERAL - 0.1%
36,289 (d) Ginnie Mae I Pool, GN 604567 5 .500 08/15/33 36,429
29,243 (d) Ginnie Mae I Pool, GN 631574 6 .000 07/15/34 29,591
TOTAL GNMA COLLATERAL 66,020
UMBS COLLATERAL - 18.5%
2,370,762 (d) Fannie Mae Pool, FN MA4579 3 .000 04/01/52 2,072,083
549,536 (d) Fannie Mae Pool, FN BM5126 3 .500 01/01/48 508,066
3,616 Fannie Mae Pool, FN 709700 5 .500 06/01/33 3,629
15,481 Fannie Mae Pool, FN 766070 5 .500 02/01/34 15,537
7,941 Fannie Mae Pool, FN 828346 5 .000 07/01/35 7,956
6,029 Fannie Mae Pool, FN 878059 5 .500 03/01/36 6,203
9,420 Fannie Mae Pool, FN 882685 6 .000 06/01/36 9,714
15,705 Fannie Mae Pool, FN 995018 5 .500 06/01/38 16,159
328,720 (d) Fannie Mae Pool, FN MA5353 5 .500 05/01/54 331,373
151,123 (d) Fannie Mae Pool, FN BM5839 3 .500 11/01/47 140,670
683,715 (d) Fannie Mae Pool, FN MA5165 5 .500 10/01/53 688,431
358,656 (d) Fannie Mae Pool, FN MA4644, Series 2022 1 4 .000 05/01/52 336,412
434,330 (d) Fannie Mae Pool, FN MA4733 4 .500 09/01/52 419,231
490,962 (d) Fannie Mae Pool, FN MA4783 4 .000 10/01/52 460,020
273,919 (d) Fannie Mae Pool, FN MA4919 5 .500 02/01/53 276,831
125,324 (d) Fannie Mae Pool, FN MA5039 5 .500 06/01/53 126,608
783,478 (d) Fannie Mae Pool, FN MA5106 5 .000 08/01/53 774,233
976,544 Fannie Mae Pool, FN MA5107 5 .500 08/01/53 984,096

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
UMBS COLLATERAL (continued)
$ 1,138,767 (d) Fannie Mae Pool, FN MA5164 5 .000% 10/01/53 $ 1,125,074
246,090 (d) Fannie Mae Pool, FN MA4600, Series 2022 2 3 .500 05/01/52 223,421
1,627,894 (d) Fannie Mae Pool, FN MA4438, Series 2021 1 2 .500 10/01/51 1,368,618
313,117 (d) Freddie Mac Pool, FR RA7402 3 .500 05/01/52 285,255
1,412,137 (d) Freddie Mac Pool, FR RA6766 2 .500 02/01/52 1,205,876
TOTAL UMBS COLLATERAL 11,385,496
WL COLLATERAL CMO - 19.6%
33,879 (a) Citigroup Global Markets Mortgage Securities VII Inc, Series
2003 1
6 .000 09/25/33 12,939
400,000 (a),(b) Connecticut Avenue Securities Trust 2022-R04, Series 2022
R04, (SOFR30A + 3.100%)
6 .728 03/25/42 405,067
1,000,000 (a),(b),(d) Connecticut Avenue Securities Trust 2022-R07, Series 2022
R07, (SOFR30A + 4.650%)
8 .278 06/25/42 1,034,852
485,000 (a),(b) Connecticut Avenue Securities Trust 2022-R08, Series 2022
R08, (SOFR30A + 3.600%)
7 .228 07/25/42 498,008
200,000 (a),(b) Connecticut Avenue Securities Trust 2023-R01, Series 2023
R01, (SOFR30A + 3.750%)
7 .378 12/25/42 207,211
1,500,000 (a),(b),(d) Connecticut Avenue Securities Trust 2023-R02, Series 2023
R02, (SOFR30A + 3.350%)
6 .978 01/25/43 1,547,646
1,000,000 (a),(b),(d) Connecticut Avenue Securities Trust 2023-R04, Series 2023
R04, (SOFR30A + 3.550%)
7 .178 05/25/43 1,041,304
1,410,000 (a),(b) Connecticut Avenue Securities Trust 2023-R06, Series 2023
R06, (SOFR30A + 2.700%)
6 .328 07/25/43 1,442,827
710,000 (a),(b) Connecticut Avenue Securities Trust 2023-R06, Series 2023
R06, (SOFR30A + 3.900%)
9 .188 07/25/43 742,801
500,000 (a),(b) Connecticut Avenue Securities Trust 2023-R08, (SOFR30A +
3.550%)
7 .178 10/25/43 521,794
86,717 CSMC Mortgage-Backed Trust 2006-7, Series 2006 7 6 .000 08/25/36 29,207
150,000 (a),(b) Freddie Mac STACR REMIC Trust 2022-DNA2, Series 2022
DNA2, (SOFR30A + 4.750%)
8 .378 02/25/42 153,433
420,000 (a),(b) Freddie Mac STACR REMIC Trust 2022-DNA3, Series 2022
DNA3, (SOFR30A + 5.650%)
8 .647 04/25/42 434,622
600,000 (a),(b) Freddie Mac STACR REMIC Trust 2022-DNA6, Series 2022
DNA6, (SOFR30A + 5.750%)
9 .378 09/25/42 633,445
1,400,000 (a),(b),(d) Freddie Mac STACR REMIC Trust 2023-HQA1, Series 2023
HQA1, (SOFR30A + 3.500%)
7 .128 05/25/43 1,456,964
27,568 (a),(b) GSMPS Mortgage Loan Trust 2001-2, Series 2001 2 7 .500 06/19/32 27,238
256,730 (a) GSMPS Mortgage Loan Trust 2003-3, Series 2003 3 7 .000 06/25/43 270,402
171,242 (a) GSMPS Mortgage Loan Trust 2005-RP1, Series 2005 RP1 8 .500 01/25/35 177,989
258,602 (a) GSMPS Mortgage Loan Trust 2005-RP2, Series 2005 RP2 7 .500 03/25/35 257,174
134,395 (a) GSMPS Mortgage Loan Trust 2005-RP3, Series 2005 RP3 8 .000 09/25/35 131,881
213,478 (a) GSMPS Mortgage Loan Trust 2005-RP3, Series 2005 RP3 7 .500 09/25/35 214,415
170,876 JP Morgan Alternative Loan Trust 2006-S1, Series 2006 S1 6 .500 03/25/36 84,548
206,433 MASTR Alternative Loan Trust 2004-1, Series 2004 1 7 .000 01/25/34 215,165
61,311 MASTR Alternative Loan Trust 2004-5, Series 2004 5 7 .000 06/25/34 62,626
66,063 MASTR Asset Securitization Trust 2003-11, Series 2003 11 5 .250 12/25/33 65,271
16,612 Morgan Stanley Mortgage Loan Trust 2006-2, Series 2006 2 5 .750 02/25/36 15,592
165,460 (a),(b) New Residential Mortgage Loan Trust 2014-1, Series 2014 1A 5 .841 01/25/54 155,216
241,533 (a),(b) New Residential Mortgage Loan Trust 2015-2, Series 2015 2A 5 .215 08/25/55 239,404
4,450 (b) Washington Mutual MSC Mortgage Pass-Through Certificates,
Series 2004 RA3
5 .398 08/25/38 4,423
TOTAL WL COLLATERAL CMO 12,083,464
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $40,287,031) 38,191,340
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
1515268 SOVEREIGN DEBT - 2.4% (1.8% of Total Investments) 1515268
BRAZIL - 0.4%
250,000 Brazilian Government International Bond 6 .000 10/20/33 251,125
TOTAL BRAZIL 251,125

Portfolio of Investments June 30, 2026
(continued)
JMM

See Notes to Financial Statements
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
COTE D'IVOIRE - 0.4%
$ 260,000 (a) Ivory Coast Government International Bond 6 .125% 06/15/33 $ 258,230
TOTAL COTE D'IVOIRE 258,230
KAZAKHSTAN - 0.4%
250,000 (a) Kazakhstan Government International Bond 5 .000 07/01/32 250,308
TOTAL KAZAKHSTAN 250,308
MEXICO - 0.4%
250,000 Mexico Government International Bond 5 .850 07/02/32 252,450
TOTAL MEXICO 252,450
TURKEY - 0.8%
250,000 Turkiye Government International Bond 5 .950 01/15/31 245,852
250,000 Turkiye Government International Bond 7 .250 05/29/32 257,303
TOTAL TURKEY 503,155
TOTAL SOVEREIGN DEBT
(Cost $1,506,903) 1,515,268
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
359808 VARIABLE RATE SENIOR LOAN INTERESTS - 0.6% (0.4% of Total Investments) 359808
CAPITAL GOODS - 0.3%
204,399 (b) Core & Main LP, Term Loan B, (TSFR3M + 2.000%) 5 .656 07/27/28 204,697
TOTAL CAPITAL GOODS 204,697
INSURANCE - 0.3%
156,623 (b) Alliant Holdings Intermediate, LLC, Term Loan B, (TSFR1M +
2.500%)
6 .144 09/19/31 155,111
TOTAL INSURANCE 155,111
TOTAL VARIABLE RATE SENIOR LOAN INTERESTS
(Cost $361,111) 359,808
TOTAL LONG-TERM INVESTMENTS
(Cost $87,324,321) 84,524,544
PRINCIPAL DESCRIPTION RATE MATURITY VALUE
SHORT-TERM INVESTMENTS -  2.9%(2.1% of Total Investments)
1,825,000 REPURCHASE AGREEMENTS - 2.9% (2.1% of Total Investments) 1,825,000
1,825,000 (i) Fixed Income Clearing Corporation 3 .610 07/01/26 1,825,000
TOTAL REPURCHASE AGREEMENTS
(Cost $1,825,000) 1,825,000
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,825,000) 1,825,000
TOTAL INVESTMENTS - 140.3%
(Cost $89,149,321) 86,349,544
REVERSE REPURCHASE AGREEMENTS, INCLUDING ACCRUED INTEREST - (41.8)%(j) (25,724,636)
OTHER ASSETS & LIABILITIES, NET -   1.5% 903,033
NET ASSETS APPLICABLE TO COMMON SHARES - 100% $ 61,527,941
ABS Asset-Backed Security
CMO Collateralized Mortgage Obligation
FTIXX Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares
MBS Mortgage-Backed Security
SOFR30A 30 Day Average Secured Overnight Financing Rate
TSFR1M CME Term Secured Overnight Financing Rate 1 Month
TSFR3M CME Term Secured Overnight Financing Rate 3 Month
UTIXX Federated Hermes U.S. Treasury Cash Reserves
WL Whole Loan
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
As of the end of the fiscal period, the aggregate value of these securities is $53,870,512 or 62.4% of Total Investments.
(b) Floating or variable rate security includes the reference rate and spread, when applicable.  For mortgage-backed or asset-backed securities the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.
(c) Contains $1,000 Par Preferred and/or Contingent Capital Securities.

See Notes to Financial Statements
Investments in Derivatives
(d) Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the fiscal period, investments with a value of $29,495,786 have been pledged as collateral for reverse repurchase agreements.
(e) Perpetual security. Maturity date is not applicable.
(f) Contingent Capital Securities (“CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level. As of the end of the reporting period, the Fund’s total investment in CoCos was 1.6% of Total Investments.
(g) $1,000 Par Institutional Preferred security. As of the end of the period, the percent of $1,000 Par Institutional Preferred securities was
4.9% of Total Investments.
(h) When-issued or delayed delivery security.
(i) Agreement with Fixed Income Clearing Corporation, 3.610% dated 6/30/26 to be repurchased at $1,825,183 on 7/1/26, collateralized by Government Agency Securities, with coupon rate 1.625% and maturity date 5/15/31, valued at $1,861,512.
(j) Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 29.8%.
Futures Contracts - Long
Description
Number of
Contracts
Expiration
Date
Notional
Amount Value
Unrealized
Appreciation
(Depreciation)
U.S. Treasury 5-Year Note 80 9/26 $ 8,554,655 $ 8,563,750 $ 9,095
U.S. Treasury Ultra 10-Year Note 60 9/26 6,696,686 6,748,125 51,439
U.S. Treasury Ultra Bond 45 9/26 5,121,844 5,227,031 105,187
Total $20,373,185 $20,538,906 $165,721

Statement of Assets and Liabilities
See Notes to Financial Statements.

June 30, 2026 JMM
ASSETS
Long-term investments, at value
†
$ 84,524,544
Short-term investments, at value
◊
1,825,000
Cash 376,533
Cash collateral at brokers for investments in futures contracts
(1)
495,642
Receivables:
Interest 692,800
Investments sold 34,476
Other 7,949
Total assets 87,956,944
LIABILITIES
Reverse repurchase agreements, including accrued interest 25,724,636
Payables:
Management fees 61,141
Dividends 263,402
Investments purchased - regular settlement 4,340
Investments purchased - when-issued/delayed-delivery settlement 158,449
Variation margin on futures contracts 72,188
Accrued expenses:
Custodian fees 84,087
Investor relations fees 2,557
Trustees fees 2,812
Professional fees 43,929
Shareholder reporting expenses 6,262
Shareholder servicing agent fees 759
Other 4,441
Total liabilities 26,429,003
Net assets applicable to common shares $ 61,527,941
Common shares outstanding 9,462,350
Net asset value ("NAV") per common share outstanding $ 6 .50
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share $ 94,624
Paid-in capital 80,103,693
Total distributable earnings (loss) (18,670,376)
Net assets applicable to common shares $ 61,527,941
Authorized shares:
Common Unlimited
†
   Long-term investments, cost $ 87,324,321
◊
   Short-term investments, cost $ 1,825,000
(1) Cash pledged to collateralize the net payment obligations for investments in derivatives and reverse repurchase agreements.

Statement of Operations
See Notes to Financial Statements.

Year Ended June 30, 2026 JMM
INVESTMENT INCOME
Interest $ 4,746,981
Tax withheld (1,959)
Total investment income 4,745,022
EXPENSES
–
Management fees 753,589
Shareholder servicing agent fees 9,635
Interest expense# 1,114,164
Trustees fees 4,271
Custodian expenses 85,786
Investor relations expenses 15,115
Professional fees 61,124
Shareholder reporting expenses 18,268
Stock exchange listing fees 7,663
Other 8,644
Total expenses 2,078,259
Net investment income (loss) 2,666,763
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments (862,868)
Futures contracts (111,362)
Swap contracts 34,496
Foreign currency transactions (1,124)
Net realized gain (loss) (940,858)
Change in unrealized appreciation (depreciation) on:
Investments 943,832
Futures contracts (125,512)
Swap contracts (40,188)
Net change in unrealized appreciation (depreciation) 778,132
Net realized and unrealized gain (loss) (162,726)
Net increase (decrease) in net assets applicable to common shares from operations $ 2,504,037
#SUPPLEMENTAL INFORMATION FOR DEBT TRANSACTIONS JMM
Aggregate amount of debt outstanding
$ 25,567,271
Aggregate average interest rate 4.34%

Statement of Changes in Net Assets
See Notes to Financial Statements

JMM
Year Ended
6/30/26
Year Ended
6/30/25
OPERATIONS
Net investment income (loss) $ 2,666,763 $ 2,501,658
Net realized gain (loss) (940,858) (255,852)
Net change in unrealized appreciation (depreciation) 778,132 2,297,532
Net increase (decrease) in net assets applicable to common shares from operations 2,504,037 4,543,338
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends (2,962,932) (3,158,649)
Return of Capital (329,966) (63,281)
Total distributions (3,292,898) (3,221,930)
Net increase (decrease) in net assets applicable to common shares (788,861) 1,321,408
Net assets applicable to common shares at the beginning of period 62,316,802 60,995,394
Net assets applicable to common shares at the end of period $ 61,527,941 $ 62,316,802

Statement of Cash Flows
See Notes to Financial Statements

The following table provides a reconciliation of cash and cash collateral at brokers to the Statement of Assets and Liabilities:
Year Ended June 30, 2026 JMM
CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations $ 2,504,037
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in)
operating activities:
Purchases of investments (23,207,212)
Proceeds from sale and maturities of investments 24,465,119
Proceeds from (Purchase of) short-term investments, net (50,000)
Proceeds from litigation settlement 278
Amortization (Accretion) of premiums and discounts, net 23,531
(Increase) Decrease in:
Receivable for interest (65,622)
Receivable for reclaims 1,959
Receivable for investments sold (33,338)
Receivable for variation margin on futures contracts 80,109
Other assets (2,691)
Increase (Decrease) in:
Payable for interest 54,142
Payable for investments purchased - regular settlement (35,660)
Payable for investments purchased - when-issued/delayed-delivery settlement (406,551)
Payable for variation margin on futures contracts 72,188
Payable for management fees (314)
Accrued custodian fees 49,628
Accrued investor relations fees 398
Accrued Trustees fees 680
Accrued professional fees 2,660
Accrued shareholder reporting expenses 1,523
Accrued shareholder servicing agent fees (1,005)
Accrued other expenses 2,886
Net realized (gain) loss from investments 862,868
Net realized (gain) loss from foreign currency transactions 1,124
Net realized (gain) loss from paydowns 44,273
Net change in unrealized (appreciation) depreciation of investments (943,832)
Net change in unrealized (appreciation) depreciation of swap contracts 40,188
Net cash provided by (used in) operating activities 3,461,366
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from reverse repurchase agreements 176,907,826
(Repayments of) reverse repurchase agreements (177,050,826)
Increase (Decrease) in:
Cash collateral due to broker (68,508)
Cash distributions paid to common shareholders (3,249,027)
Net cash provided by (used in) financing activities (3,460,535)
Net increase (decrease) in cash and cash collateral at brokers 831
Cash and cash collateral at brokers at the beginning of period 871,344
Cash and cash collateral at brokers at the end of period $ 872,175
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION JMM
Cash paid for interest
$ 1,059,435
JMM
Cash $ 376,533
Cash collateral at broker for investments in futures contracts 495,642
Total cash and cash collateral at brokers $ 872,175

Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:
Investment Operations
Less Distributions to
Common Shareholders Common Share
Common Share
Total Returns
Common
Share
Net Asset
Value,
Beginning
of Period
Net
Investment
Income (NII)
(Loss)
(a)
Net
Realized/
Unrealized
Gain (Loss) Total
From
NII
From Net
Realized
Gains
Return of
Capital Total
Net Asset
Value,
End of
Period
Share
Price,
End of
Period
Based
on
Net Asset
Value
(b)
Based
on
Share
Price
(b)
JMM
6/30/26 $ 6.59 $ 0.28 $ (0.03) $ 0.25 $ (0.31) $ — $ (0.03) $ (0.34) $ 6.50 $ 5.86 3.98% (1.25) %
6/30/25 6.45 0.26 0.22 0.48 (0.33) — (0.01) (0.34) 6.59 6.28 7.61 11.14
6/30/24 6.38 0.24 0.16 0.40 (0.31) — (0.02) (0.33) 6.45 5.97 6.48 8.87
6/30/23 6.56 0.22 (0.05) 0.17 (0.27) — (0.08) (0.35) 6.38 5.80 2.59 0.75
6/30/22 7.82 0.24 (1.14) (0.90) (0.26) — (0.10) (0.36) 6.56 6.10 (12.04) (13.94)
(a) Based on average shares outstanding.
(b) Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested distributions at Common Share NAV, if any. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last distribution declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested distributions, if any, at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

See Notes to Financial Statements

Ratios of Interest
Expense to
Average Net Assets
Applicable
to Common Shares
JMM
6/30/26
1.79%
6/30/25
2.04
6/30/24
2.45
6/30/23
1.81
6/30/22
0.18
Common Share Supplemental Data/
Ratios Applicable to Common Shares
Ratios to Average
Net Assets
Net
Assets,
End of
Period (000) Expenses
(c)
Net
Investment
Income
(Loss)
(c)
Portfolio
Turnover
Rate
$ 61,528 3.34% 4.28% 27%
62,317 3.59 4.05 30
60,995 3.91 3.80 19
60,364 3.45 3.43 18
62,061 1.68 3.28 89
(c) • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.
• Each ratio includes the effect of all interest expenses paid and other costs related to reverse repurchase agreements, where applicable, as follows:

Notes to Financial Statements
1. General Information
Fund Information:
Nuveen Multi-Market Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JMM.” The Fund was organized as a Massachusetts business trust on May 27, 2014 (previously organized as a Virginia corporation).
Current Fiscal Period:
The end of the reporting period for the Fund is June 30, 2026, and the period covered by these Notes to Financial
Statements is the fiscal year ended June 30, 2026 (the "current fiscal period").
Investment Adviser and Sub-Adviser:
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC
(“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America ("TIAA"). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund's portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-
advisory agreement with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America
(“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”)
Accounting Standards Codification 946, Financial Services — Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.
Compensation:
The Fund pays no compensation directly to those of its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders:
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
The Fund's distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of their common shares
(stated in terms of a fixed cents per common share dividend distributions rate which may be set from time to time). The Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, the Fund may distribute more or less than its net investment income during the period. In the event the Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode.
Indemnifications:
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income:
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest, fees earned from reverse repurchase agreements and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Fees earned from reverse repurchase agreements are further described in later in these Notes to Financial Statements.
Netting Agreements:
In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements,
International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Fund is held in a segregated account by the Fund's custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Fund's Portfolio of Investments or Statement of Assets and Liabilities.
The Fund’s investments subject to netting agreements as of the end of the current fiscal period, if any, are further described later in these Notes to
Financial Statements.

Segment Reporting:
The Fund represents a single operating segment. The officers of the Fund act as the chief operating decision maker (“CODM”), as defined in U.S. GAAP. The CODM monitors the operating results of the Fund as a whole and is responsible for the Fund’s long-term strategic asset allocation in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Statement of Assets and Liabilities as “total assets” and significant segment revenues and expenses are listed on the Statement of Operations.
New Accounting Pronouncement (ASU No. 2023-09):
In December 2023, the FASB issued Accounting Standard Update ("ASU") No. 2023-09,
Income Taxes (Topic 740) Improvements to Income tax disclosures (“ASU 2023-09”). The primary purpose of the amendments within ASU 2023-09 is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU 2023-09 are effective for annual periods beginning after December 15, 2024. During the current fiscal period, the Fund adopted the new guidance. See Note 7 for more income tax information.
New Accounting Pronouncement (ASU No. 2025-11):
In December 2025, the FASB issued ASU No. 2025-11, Interim Reporting (Topic 270) Narrow
Scope Improvements (“ASU 2025-11”). The amendments in ASU 2025-11 provide a comprehensive list of interim disclosures that are required by U.S. GAAP. ASU 2025-11 also includes a disclosure principle that requires entities to disclose events since the end of the last annual reporting period that have a material impact on the entity. The amendments in ASU 2025-11 are effective for interim reporting periods within annual reporting periods beginning after December 15, 2027. Early adoption is permitted for all entities. Management is currently evaluating the implications of these changes on the financial statements.
3. Investment Valuation and Fair Value Measurements
The Fund's investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability.
Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund's major classifications of assets and liabilities measured at fair value follows:
Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as
Level 1.
Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.
The fair values of reverse repurchase agreements approximate their carrying value. Reverse repurchase agreements are generally classified as Level 2 and are further described in these Notes to Financial Statements.
For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

Notes to Financial Statements
(continued)
The following table summarizes the market value of the Fund's investments, and the fair value of certain other assets and liabilities, when applicable, as of the end of the current fiscal period, based on the inputs used to value them:
4. Portfolio Securities
Repurchase Agreements:
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the current fiscal period, and the collateral delivered related to those repurchase agreements.
Purchases and Sales:
Long-term purchases and sales during the current fiscal period were as follows:
The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the current fiscal period, such amounts are recognized on the Statement of Assets and Liabilities.
5. Derivative Investments
The Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of
Operations, respectively.
Futures Contracts:
During the current fiscal period, the Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.
JMM
Level 1 Level 2 Level 3 Total
Long-Term Investments:
Asset-Backed Securities $ – $ 14,997,252 $ – $ 14,997,252
Corporate Bonds – 29,460,876 – 29,460,876
Mortgage-Backed Securities – 38,191,340 – 38,191,340
Sovereign Debt – 1,515,268 – 1,515,268
Variable Rate Senior Loan Interests – 359,808 – 359,808
Short-Term Investments:
Repurchase Agreements – 1,825,000 – 1,825,000
$ – $ 86,349,544 $ – $ 86,349,544
Investments in Derivatives:
Futures Contracts* 165,721 – – 165,721
$ 165,721 $ – $ – $ 165,721
Liabilities at Fair Value:
Reverse Repurchase Agreements $ – $ 25,724,636 $ – $ 25,724,636
$ – $ 25,724,636 $ – $ 25,724,636
* Represents net unrealized appreciation (depreciation).
Fund Counterparty
Short-term
Investments,
at Value
Collateral
Pledged (From)
Counterparty
JMM Fixed Income Clearing Corporation $ 1,825,000 $ (1,861,512)
Fund
Non-U.S.
Government
Purchases
U.S.
Government
Purchases
Non-U.S.
Government Sales
and Maturities
U.S.
Government
Sales
JMM
$ 22,165,705 $ 1,041,507 $ 23,552,396 $ 912,723

A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Securities deposited for initial margin, if any, are identified in the Portfolio of Investments and cash deposited for initial margin, if any, is reflected on the Statement of Assets and Liabilities.
During the period the futures contract is open, changes in the market value of the contract are recognized as an unrealized gain or loss by “marking-
to-market” on a daily basis. The Fund and the clearing broker are obligated to settle monies on a daily basis representing the changes in the value of the contracts. These daily cash settlements are known as “variation margin” and is recognized on the Statement of Assets and Liabilities as a receivable or payable for variation margin on futures contracts. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. The net realized gain or loss and the change in unrealized appreciation (depreciation) on futures contracts held during the period is included on the Statement of
Operations.
Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.
The average notional amount of futures contracts outstanding during the current fiscal period was as follows:
Interest Rate Swap Contracts:
During the current fiscal period, the Fund used interest rate swap contracts to partially hedge its interest cost of leverage.
Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).
Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts.
The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss on such transactions is limited to the net amount of interest payments that the Fund is to receive from the counterparty. Payments paid (received) at the beginning of the measurement period are reflected as swap premiums paid (received) on the Statement of Assets and Liabilities, when applicable. Interest rate swaps can be settled either directly with the counterparty (“OTC”) or through a central clearinghouse (“centrally cleared”). For OTC swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as unrealized appreciation (depreciation)
on interest rate swaps contracts on the Statement of Assets and Liabilities.
Upon the execution of a centrally cleared swap, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Securities deposited for initial margin, if any, are identified in the Portfolio of Investments and cash deposited for initial margin, if any, is reflected on the Statement of Assets and Liabilities. The Fund and
the clearing broker are obligated to settle monies on a daily basis representing the changes in the value of the swap contracts. These daily cash settlements are known as “variation margin” and is recognized on the Statement of Assets and Liabilities as a receivable or payable for variation margin on interest rate swaps contracts.
Changes in the value of the swap contracts during the fiscal period are recognized as net unrealized appreciation (depreciation) of swaps contracts on the Statement of Operations. The net amount of periodic payments settled in cash are recognized as net realized gain (loss) from swap contracts on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period, was as follows:
Fund
Average Notional Amount of Futures
Contracts Outstanding
*
JMM $ 17,969,133
*
The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
Fund
Average Notional Amount of Interest Rate
Swap Contracts Outstanding
*
JMM $ 3,400,000
* The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Notes to Financial Statements
(continued)
At the end of the reporting period, the fund has invested in derivative contracts which are reflected in the Statement of Assets and Liabilities as follows:
During the current fiscal period, the effect of derivative contracts on the Fund's Statement of Operations was as follows:
Market and Counterparty Credit Risk:
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform
(counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
6. Fund Shares
Common Shares:
The Fund did not have any transactions in common shares during the current and prior fiscal periods.
7. Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
The Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund's federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Fund's tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund's financial statements.
Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to bond premium amortization adjustments, complex securities character adjustments, foreign currency transactions, paydowns, and treatment of notional principal contracts. Temporary and permanent differences have no impact on a Fund’s net assets.
Asset Derivatives Liability Derivatives
Derivative Instrument Risk Exposure Location Value Location Value
JMM
Futures Contracts Interest rate Unrealized appreciation on
futures contracts
*
$ 165,721 - $ –
1 1 1 1 1 1 1 1
*
The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statement of Assets and
Liabilities is only the receivable or payable for variation margin on open futures contracts.
Derivative Instrument Risk Exposure
Net Realized Gain
(Loss)
Change in
Unrealized
Appreciation
(Depreciation)
JMM
Futures contracts Interest rate $ (111,362) $ (125,512)
Swap contracts Interest rate 34,496 (40,188)

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:
For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis were as follows:
-3
The tax character of distributions paid was as follows:
As of year end, the Fund had capital loss carryforwards, which will not expire:
8. Management Fees and Other Transactions with Affiliates
Management Fees:
The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-
level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:
Fund
Tax Cost
Gross Unrealized
Appreciation
Gross
Unrealized
(Depreciation)
Net
Unrealized
Appreciation
(Depreciation)
JMM
$ 89,461,594 $ 575,870 $ (3,522,199) $ (2,946,329)
Fund
Undistributed
Ordinary
Income
Undistributed
Long-Term
Capital Gains
Unrealized
Appreciation
(Depreciation)
Capital Loss
Carryforwards
Late-Year Loss
Deferrals
Other
Book-to-Tax
Differences Total
JMM
$ — $ — $ (2,946,329) $ (15,449,639) $ — $ (274,408) $ (18,670,376)
6/30/26 6/30/25
Fund
Ordinary
Income
Long-Term
Capital Gains
Return
of Capital
Ordinary
Income
Long-Term
Capital Gains
Return
of Capital
JMM
$ 2,962,932 $ — $ 329,966 $ 3,158,649 $ — $ 63,281
Fund Short-Term Long-Term Total
JMM $ 1,681,842 $ 13,767,797 $ 15,449,639
JMM
Average Daily Managed Assets*
Fund-Level Fee
Rate
For the first $125 million 0.7000%
For the next $125 million 0.6875
For the next $150 million 0.6750
For the next $600 million 0.6625
For managed assets over $1 billion 0.6500

Notes to Financial Statements
(continued)
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end funds and Nuveen branded open-end funds (“Nuveen Mutual
Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed-end funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds, Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible
Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate,
Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.
As of the end of the reporting period, the fund-level fee and complex-level fee rate for the Fund was as follows:
9. Fund Leverage
Reverse Repurchase Agreements:
During the current fiscal period, the Fund utilized reverse repurchase agreements as a means of leverage.
The Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of "Interest expense" on the Statement of Operations.
In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed.
As of the end of the current fiscal period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:
During the current fiscal period, the average daily balance outstanding (which was for the entire current reporting period), average interest rate and interest rate as of end of the peirod on the Fund’s reverse repurchase agreements were as follows:
Complex-Level Asset Breakpoint Level* Complex-Level Fee
For the first $124.3 billion 0.1600%
For the next $75.7 billion 0.1350
For the next $200 billion 0.1325
For eligible assets over $400 billion 0.1300
Fund
Fund-Level Fee Complex-Level Fee Total Management Fee
JMM
0.7000% 0.1544% 0.8544%
Fund Counterparty Rate
Principal
Amount Maturity Value
Value and Accrued
Interest
JMM BNP Paribas SA 3.87% $ (8,365,671) 7/30/26 $ (8,365,671) $ (8,421,428)
JMM Goldman Sachs Group Inc/The 3.87% (3,149,000) 8/03/26 (3,149,000) (3,169,650)
JMM RBC USA Holdco Corp 4.47% (5,012,000) 7/15/26 (5,012,000) (5,021,950)
JMM TD Securities (USA), LLC 4.22% (9,040,600) 7/17/26 (9,040,600) (9,111,608)
Total $(25,567,271) $(25,567,271) $(25,724,636)
Fund
Utilization
Period (Days
Outstanding)
Average
Daily Balance
Outstanding
Average Annual
Interest Rate
Interest Rate as of
End of Period
JMM
365 $ (25,673,967) 4.34% 4.17%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.
10. Borrowing Arrangements
Inter-Fund Lending Program:
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-
end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund
Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter- Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than
10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current fiscal period, the Fund did not enter into any inter-fund loan activity.
Fund Counterparty
Reverse
Repurchase
Agreements*
Collateral
Pledged to
Counterparty
JMM BNP Paribas $ (8,421,428) $ 8,987,677
JMM Goldman Sachs (3,169,650) 3,258,211
JMM RBC USA Holdco Corp (5,021,950) 6,396,183
JMM TD Securities (USA), LLC (9,111,608) 10,853,715
Total $(25,724,636) $29,495,786
* Represents gross value and accrued interest for the counterparty as reported in the preceding table.

Shareholder Update

(Unaudited)
CURRENT INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND
NUVEEN MULTI-MARKET INCOME FUND (JMM)
Investment Objective
The Fund's investment objective is to provide high monthly income consistent with prudent risk to capital.
Investment Policies
The Fund invests in debt securities including, but not limited to, residential and commercial mortgage-backed securities (both U.S. agency-backed and privately issued), asset-backed securities, corporate debt obligations, convertible debt securities, U.S government securities, municipal securities, repurchase agreements, dollar denominated debt obligations of foreign governments, and short-term, high quality fixed-income investments. The Fund also may invest in preferred stock. Preferred stock and convertible securities have characteristics of both common stock and debt.
The Fund may invest in securities of any maturity.
Under normal circumstances:
The Fund may invest up to 35% of its Managed Assets in investments that, at the time of purchase, are rated lower than investment grade or of comparable quality. These non-investment-grade investments are commonly referred to as “high yield” or “junk” bonds.
The foregoing policies apply only at the time of any new investment.
“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote.
Portfolio Contents
The Fund generally invests primarily in debt securities including, but not limited to residential and commercial mortgage-backed securities (“RMBS”
and “CMBS”) (both U.S. agency-backed and privately issued), asset-backed securities (“ABS”), corporate debt obligations, convertible debt securities, U.S government securities, municipal securities, repurchase agreements, dollar denominated debt obligations of foreign governments, and short-term, high quality fixed-income investments.
The Fund may invest in mortgage-backed securities (“MBS”). MBS are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans, such as mezzanine loans, are assembled into pools of assets that secure or back securities sold to investors by various governmental, government-related and private organizations. MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.
The Fund may invest in RMBS. RMBS are securities with payments which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances by residential real estate (one-to four-family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used). Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair borrowers’ abilities to repay their loans.
The Fund may invest in CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, cross-collateralization and over-collateralization. The Fund may invest in CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. CMBS have no governmental guarantee.

Shareholder Update
(continued)
The Fund may also invest in ABS. ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. While residential mortgages were the first financial assets to be securitized in the form of MBS, non-mortgage related securitizations have grown to include many other types of financial assets, such as credit card receivables, auto loans and student loans.
The Fund’s investments in debt securities may include investment grade and below investment grade securities. Below investment grade securities
(such securities are commonly referred to as “high yield” or “junk”) generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.
The Fund may invest in U.S. Government securities. U.S. Government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one year to ten years)
and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (i) the full faith and credit of the U.S. Treasury, (ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (iii) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (iv) the credit of the agency or instrumentality.
The Fund may invest in corporate debt securities, including corporate bonds. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature.
The Fund may invest in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.
The Fund may invest in securities issued by foreign companies, including securities issued by companies located in emerging market countries.
The Fund may invest in international debt securities of foreign governments. These securities will be U.S. dollar denominated and include debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities.
The Fund may invest in emerging market debt securities. Emerging market debt securities include a broad range of securities of emerging market issuers such as sovereign bonds, corporate bonds, and other sovereign or quasi-sovereign debt instruments. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an
“emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the IMF, or an unaffiliated, recognized financial data provider.
The Fund may invest in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United
States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the repurchase price is recorded as a realized gain or loss.
The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price)
with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-
to-market daily. The Fund may also utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.
The Fund may invest in contingent capital securities (sometimes referred to as “CoCos”). CoCos are hybrid securities, issued primarily by non-
U.S. financial institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCos upon the occurrence of certain triggers linked to regulatory capital thresholds. In addition, they may provide for mandatory conversion or a principal write-down upon the occurrence of certain events such as regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern.
Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary.
The Fund may invest in loans, including senior secured loans, unsecured and/or subordinated loans, loan participations, unfunded contracts and assignments. These loans are typically made by or issued to corporations primarily to finance acquisitions, refinance existing debt, support organic growth, or pay out dividends, and are typically originated by large banks and are then syndicated out to institutional investors as well as to other banks. Loans typically bear interest at a floating rate, although some loans pay a fixed rate. Floating rate loans have interest rates that reset periodically, typically monthly or quarterly. The interest rates on floating rate loans are generally based on the Secured Overnight Financing
Rate (“SOFR”), a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. Due to their lower place in the borrower’s capital structure, unsecured and/or subordinated loans involve a higher degree of overall risk than senior bank loans of the same borrower. Loan participations are loans that are shared by a group of lenders. Unfunded commitments are contractual obligations by lenders (such as the Fund)
to loan an amount in the future or that is due to be contractually funded in the future. Assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the borrower, the nature of the collateral securing the loan and other factors. Such restrictive covenants normally allow for early intervention and proactive mitigation of credit risk by providing lenders with the ability to (1) intervene and either prevent or restrict actions that may potentially compromise the borrower’s ability to repay the loan and/or (2) obtain concessions from the borrower in exchange for waiving or amending a particular covenant. Loans with fewer or weaker restrictive covenants may limit the Fund’s ability to intervene or obtain additional concessions from borrowers.
The Fund may invest in fixed and floating rate loans. Loans may include senior loans and secured and unsecured junior loans, including subordinated loans, second lien or more junior loans and bridge loans. Loans are typically arranged through private negotiations between borrowers in the
United States or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations and one or more financial institutions and other lenders. The Fund may invest in loans by purchasing assignments of all or a portion of loans or loan participations from third parties. Loan participations are loans that are shared by a group of lenders.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may invest in payment-in-kind securities (“PIKs”). PIKs pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within
15 to 45 days of the trade date.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts
(including total return, interest rate and credit default swaps), interest rate caps, collars and floors, options on financial futures, options on swap contracts or other derivative instruments.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities
Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.
The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly.
The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund may source leverage through a number of methods, including through the use of certain derivatives and other financing investments that have the economic effect of leverage by creating additional investment exposures, such as investments in inverse floating rate securities, reverse repurchase agreements and dollar roll transactions. The Fund’s ability to use leverage is limited by certain fundamental investment restrictions. The amount and sources of leverage will vary depending on market conditions.

Shareholder Update
(continued)
Temporary Defensive Periods
During temporary defensive periods, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its assets in high quality, short-term securities, and in short-, intermediate-, or long-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

PRINCIPAL RISKS OF THE FUND
The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. The Fund may be subject to additional risks other than those identified and described below because the types of investments made by the Fund can change over time.
Risk JMM
Portfolio Level Risks
Below Investment Grade Risk X
Call Risk X
Contingent Capital Securities (“CoCos”) Risk X
Convertible Securities Risk X
Counterparty Risk X
Credit Risk X
Credit Spread Risk X
Debt Securities Risk X
Defaulted or Distressed Securities Risk X
Deflation Risk X
Derivatives Risk X
Dollar Roll Transactions Risk X
Duration Risk X
Extension Risk X
Financial Futures and Options Risk X
Foreign/Emerging Markets Issuer Risk X
Hedging Risk X
Income Risk X
Inflation Risk X
Interest Rate Risk X
Loan Risk X
Mortgage-Backed Securities (“MBS”) and Asset-Backed Securities ("ABS") Risk X
Municipal Securities Risk X
Non-U.S. Securities Risk X
Other Investment Companies Risk X
Preferred Securities Risk X
Reinvestment Risk X
Restricted and Illiquid Investments Risk X
Senior Loan Agent Risk X
Senior Loan Risk X
Swap Transactions Risk X
Unrated Securities Risk X
U.S. Government Securities Risk X
Valuation Risk X
When-Issued and Delayed-Delivery Transactions Risk X
Zero Coupon Bonds or Pay-Ink-Kind Securities Risk X

Shareholder Update
(continued)
Fund Level and Other Risks JMM
Anti-Takeover Provisions X
Cybersecurity Risk X
Fund Tax Risk X
Global Economic Risk X
Investment and Market Risk X
Legislation and Regulatory Risk X
Leverage Risk X
Market Discount from Net Asset Value X
Recent Market Conditions X
Reverse Repurchase Agreement Risk X

Portfolio Level Risks:
Below Investment Grade Risk.
Investments of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade investments of comparable terms and duration. Issuers of lower grade investments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade investments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated investments may not be as liquid as the secondary market for more highly rated investments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular investment. If a below investment grade investment goes into default, or its issuer enters bankruptcy, it might be difficult to sell that investment in a timely manner at a reasonable price.
Call Risk.
The Fund may invest in securities that are subject to call risk. Such securities may be redeemed at the option of the issuer, or “called,”
before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Contingent Capital Securities (“CoCos”) Risk.
A loss absorption mechanism trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s net asset value (“NAV”). Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen the Fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of below investment grade securities.
CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.
The prices of CoCos may be volatile. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by a fund.
Accordingly, the trading behavior of CoCos may not follow the trading behavior of other similarly structured securities.
CoCos are issued primarily by financial institutions. Therefore, CoCos present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries.
Convertible Securities Risk.
Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt, including but not limited to Interest Rate Risk, Credit Risk, Below Investment Grade Risk and
Unrated Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.
Counterparty Risk.
Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the
Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Shareholder Update
(continued)
Credit Risk.
Issuers of securities in which the Fund may invest may default on their obligations, including to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a security experiencing non-payment and potentially a decrease in the NAV of the Fund. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Credit Spread Risk.
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities.
In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Debt Securities Risk.
Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due.
This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the
Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, decreased market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. Decreased liquidity may result in the Fund having to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Defaulted or Distressed Securities Risk.
Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time the security is acquired, present a substantial risk of future default. In the event distressed securities become defaulted securities or the Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those investments. In any reorganization or liquidation proceeding relating to a portfolio investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.
Deflation Risk.
Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk.
The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.
It is possible that regulatory or other developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.
Dollar Roll Transaction Risk.
In a dollar roll transaction, the Fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the Fund gives up the right to receive principal and interest paid on the securities sold, a dollar roll transaction will diminish the investment performance of the Fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments and appreciation on the securities sold as part of the dollar roll. Whether dollar rolls will benefit the Fund may depend upon the investment adviser’s ability to predict mortgage prepayments and interest rates. These transactions are subject to the risk that the counterparty to the transaction may not or be unable to perform in accordance with the terms of the instrument.
Duration Risk.
Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates
(or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Extension Risk.
Extension risk is the flip side of call or prepayment risk. Extension, or slower prepayments of the underlying mortgage loans, would extend the time it would take to receive cash flows and would generally compress the yield on non-agency RMBS and CMBS. Rising interest rates can cause the average maturity of the Fund to lengthen due to a drop in mortgage prepayments. This will increase both the sensitivity to rising interest rates and the potential for price declines of the Fund.
Financial Futures and Options Transactions Risk.
The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity
Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the
Fund would remain obligated to meet margin requirements until the position is closed.
Foreign/Emerging Markets Issuer Risk.
Investments in foreign issuers involve special risks not presented by investments in U.S. issuers, including the following: (i) less publicly available information about foreign issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many foreign markets are smaller, less liquid and more volatile; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure of a company’s assets; (vii) restrictions imposed by foreign countries limiting the ability of foreign issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise and (viii) withholding and other foreign taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one foreign country or geographic region. In addition, investing in securities of foreign issuers located in emerging markets involves greater risks, including smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital.
Hedging Risk.
The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors.
No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Income Risk.
The Fund’s level of current income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.
Interest Rate Risk.
Interest rate risk is the risk that debt securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa . As interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. If the Fund invests in floating rate securities, the market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate securities may decline due to lower coupon payments on floating-rate securities.
Loan Risk.
The lack of an active trading market for certain loans may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult to value such loans. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. For secured loans, there is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. Interests in loans made to finance highly leveraged companies or transactions such as corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like the Fund for loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss.
The Fund may experience relatively greater realized or unrealized losses or delays and expenses in enforcing its rights with respect to loans with fewer restrictive covenants. Additionally, loans may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-
fraud protections of the securities laws. Because junior loans have a lower place in an issuer’s capital structure and may be unsecured, junior loans involve a higher degree of overall risk than senior loans of the issuer.
Mortgage-Backed Securities (“MBS”) and Asset-Backed Securities (“ABS”) Risk.
These securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline.
The Fund may invest in MBS and ABS that are subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets. In addition, many of the transactions in which such securities are issued have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels. As a result, such securities may be more sensitive to risk of loss, write-downs, the non-fulfillment of repurchase obligations, over-advancing on a pool of loans and the costs of transferring servicing than senior classes of securities. Further, some of the MBS and ABS in which the Fund invests may

Shareholder Update
(continued)
be comprised of subprime loans. Subprime loans are those made to borrowers with lower credit ratings and/or shorter credit history, who are more likely to default on their loan obligations as compared to more credit-worthy borrowers. As a result, liquidity risk is even greater for MBS and ABS comprised of subprime loans.
MBS, including CMBS and RMBS, may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of MBS and will result in losses to the Fund. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics.
Certain non-agency MBS are only entitled to payments provided for in the underlying agreement when and if funds are generated by the underlying mortgage loan pool. This likelihood of the return of interest and principal may be assessed as a credit matter. However, the holders of such non-agency MBS may not have the legal status of secured creditors, and therefore may not be able to accelerate a claim for payment on their securities or force a sale of the mortgage loan pool in the event that insufficient funds exist to pay such amounts on any date designated for such payment. The holders of such non-agency MBS do not typically have any right to remove a servicer solely as a result of a failure of the mortgage pool to perform as expected. In addition, there can be no assurance that originators and servicers of mortgage loans for non-agency MBS will not experience financial difficulties, which may increase the chances that these entities may default on their warehousing or other credit lines or become insolvent or bankrupt, thus increasing the likelihood that repurchase obligations will not be fulfilled and the potential for loss to holders of such non-agency MBS. Further, the prices of non-agency MBS may decline substantially, for reasons that may not be attributable to any of the other risks described herein. In particular, purchasing assets at what may appear to be “undervalued” levels is no guarantee that these assets will not be trading at even more “undervalued” levels at a time of valuation or at the time of sale. It may not be possible to predict, or to protect against, such “spread widening” risk.
Municipal Securities Risk.
The values of municipal securities may be adversely affected by local political and economic conditions and developments.
Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.
To the extent that a fund invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory and may involve greater risk than funds that invest in a larger universe of securities. In addition, economic, political or regulatory changes in that state or territory could adversely affect municipal securities issuers in that state or territory and therefore the value of a fund’s investment portfolio.
Non-U.S. Securities Risk.
Investments in securities of non-U.S. issuers involve special risks, including: less publicly available information about non-U.S.
issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one region. In addition, investing in securities of non-U.S. issuers located in emerging markets involves greater risks, including smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital.
Other Investment Companies Risk.
Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments.
The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Preferred Securities Risk.
Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. In addition, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers)
generally have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred stockholders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.
Reinvestment Risk.
Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Restricted and Illiquid Investments Risk.
Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.
Senior Loan Agent Risk.
A financial institution’s employment as an agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.
Senior Loan Risk.
Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer. Senior loans are usually rated below investment grade, and share the same risks of other below investment grade debt instruments.
Although the Fund may invest in senior loans that are secured by specific collateral, there can be no assurance that the liquidation of such collateral would satisfy an issuer’s obligation to the Fund in the event of issuer default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the issuer to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the issuer’s obligations under the senior loan.
In the event of bankruptcy of an issuer, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the issuer or take other action detrimental to lenders, including the Fund.
Such court action could under certain circumstances include invalidation of senior loans.
Swap Transactions Risk.
Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/
or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the
Fund would diminish compared with what it would have been if these techniques were not used.
Unrated Securities Risk.
Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
U.S. Government Securities Risk.
U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Shareholder Update
(continued)
Valuation Risk.
Certain securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional
“round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
When-Issued and Delayed-Delivery Transactions Risk.
When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.
Zero Coupon or Pay-In-Kind Securities Risk.
Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-
cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative.
Fund Level and Other Risks:
Anti-Takeover Provisions.
The Declaration of Trust and the Fund’s by-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.
Cybersecurity Risk.
The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents.
Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Fund Tax Risk.
The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal
Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.
Global Economic Risk.
National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and asset prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Additionally, instability in various countries, war, natural and environmental disasters, the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, debt crises, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S.
government securities, changes in the U.S. president or political shifts in Congress, trade disputes and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.
The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk.
An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk.
At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.
Leverage Risk.
The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
Certain types of leverage may result in the Fund being subject to certain covenants, asset coverage or other portfolio composition limits by its lenders, debt or preferred securities purchasers, rating agencies that may rate the debt or preferred securities, or reverse repurchase counterparties.
Such limitations may be more stringent than those imposed by the Investment Company Act of 1940 Act, as amended (the “1940 Act”) and may impact whether the Fund is able to maintain its desired amount of leverage. In addition, whenever the Fund incurs borrowings and/or preferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such borrowings has been paid and all accumulated dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act)
with respect to any borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.
There is no assurance that the Fund’s use of leverage will be successful.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the sub-adviser for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-
adviser to leverage the Fund or increase the Fund’s leverage.
Market Discount from Net Asset Value.
Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objective during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions.
Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, including the imposition of tariffs, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations.
The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
Ukraine has experienced ongoing military conflict, most recently commencing in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa.
The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and this conflict has escalated into a greater regional conflict among Israel,
Iran, and Hamas and other militant groups. These conflicts have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The ultimate effects of these events, including the United States’ potential involvement in any global conflict(s), along with other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

Shareholder Update
(continued)
The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, adverse effects in the supply of certain manufactured goods, adverse price changes for goods and possible failure of individual companies and/or large segments of China’s export industry and U.S. importers, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China are particularly vulnerable to an escalation of trade tensions. Beginning in early 2025, the United
States also imposed tariffs on other countries, including Mexico and Canada. The possibility of additional tariffs being imposed or the outbreak of a trade war may adversely impact U.S. and international markets. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline further. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may impact the markets and the Fund’s performance.
The U.S. Federal Reserve (the “Fed”) has in the past sharply raised interest rates and has signaled an intention to maintain relatively higher interest rates until current inflation levels re-align with the Fed’s long-term inflation target.  Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation ("FDIC") was appointed receiver for each of
Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Reverse Repurchase Agreement Risk.
A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the U.S. Securities and Exchange Commission (“SEC”). It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and dollar roll transactions, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund’s (i) continued use of leverage as of June 30, 2026 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Fund on such instruments (based on actual leverage costs incurred during the fiscal year ended June 30, 2026) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of certain derivative instruments.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.
Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments.
This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objective and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.
JMM
Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage) 29.36%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage 4.34%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on
Leverage 1.27%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return (15.96)%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return (8.88)%
Common Share Total Return for 0.00% Assumed Portfolio Total Return (1.80)%
Common Share Total Return for 5.00% Assumed Portfolio Total Return 5.28%
Common Share Total Return for 10.00% Assumed Portfolio Total Return 12.35%

Shareholder Update
(continued)
DIVIDEND REINVESTMENT PLAN
Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above
NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”)
begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their
NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Additionally, whenever the Fund declares a distribution payable in shares or cash at the option of the shareholders, each Plan participant shall take such distribution entirely in shares and the Plan Agent shall automatically receive such shares, including fractions, for the Plan participant’s account, except in circumstances described in the Plan. Except in such circumstances, the number of additional shares to be credited to each Plan participant’s account shall be determined by dividing the dollar amount of the distribution payable on the shareholder’s shares by the greater of net asset value or 95% of current market price per share on the payable date for such distribution. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the
Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.
Fractional Shares
The Plan Agent will confirm your acquisition made for your account as soon as practicable but not later than 60 days after the date thereof. Although you may from time to time have an undivided fractional interest (computed up to six decimal places) in a share (“fractional shares”) of the Fund within the operation of the Plan, and distributions on fractional shares will be credited to your account, no fractional shares will be transferred. In the event of termination of your account under the Plan, the Plan Agent will adjust for any such undivided fractional interest at the market value of the Fund's shares at the time of termination. The automatic reinvestment of distributions to shareholders does not relieve Plan participants of any federal, state or local taxes which may be payable (or required to be withheld on distributions to shareholders). Plan participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Plan participants should consult with their own tax advisors.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Fund’s investment objective and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Fund;
or (iv) the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows :
Investment Policies
Effective April 30, 2026, the following policies are no longer applicable to the Fund:
Under normal circumstances, the Fund will invest at least 65% of its total assets in securities that are rated investment grade at the time of purchase or are unrated and of comparable quality as determined by the Fund’s investment adviser.
Under normal circumstances, the Fund will not purchase futures or options on futures or sell futures if as a result the sum of the initial margin deposits on the Fund’s existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the
Fund’s total assets. (For options that are “in-the-money” at the time of purchase, the amount by which the option is “in-the-money” is excluded from this calculation).
The policy below was updated to refer to “Managed Assets” instead of “total assets” and to replace references to “securities” with “investments”:
Prior Policy New Policy
The Fund may invest up to 35% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or of comparable quality.
These non-investment-grade securities are commonly referred to as “high yield” or “junk” bonds.
The Fund may invest up to 35% of its Managed Assets in
investments that, at the time of purchase, are rated lower
than investment grade or of comparable quality. These non-
investment-grade investments are commonly referred to as “high yield” or “junk” bonds.

Important Tax Information
(Unaudited)
As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, the Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:
Dividends Received Deduction (DRD)
The Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders:
Qualified Dividend Income (QDI)
The Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified dividend income for individuals pursuant to Section 1(h)(11) of the Internal Revenue Code:
Qualified Interest Income (QII)
The Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified interest income and/or short-term capital gain dividends pursuant to Section 871(k) of the Internal
Revenue Code:
163(j)
The Fund listed below had the following percentage, or maximum amount allowable, of ordinary dividends treated as
Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code:
Fund
Net Long-Term
Capital Gains
JMM
$ —
Fund Percentage
JMM
3 .4%
Fund Percentage
JMM
7.5%
Fund
Prior Year End to
12/31 Percentage
1/1 to Current
Year End
Percentage
JMM
100 .0% 31 .0%
Fund Percentage
JMM
100 .0%

Shareholder Meeting Report

(Unaudited)
The annual meeting of shareholders for JMM was held on April 16, 2026; at this meeting the shareholders were asked to elect Board Members.
The vote totals for JMM are set forth below:
JMM
Common shares
voting together as
a class
Approval of the Board Members was reached as follows:
Joseph A. Boateng
For 7,473,723
Withhold 223,523
Total 7,697,246
Michael A. Forrester
For 7,352,388
Withhold 344,858
Total 7,697,246
Thomas J. Kenny
For 7,352,388
Withhold 344,858
Total 7,697,246
Amy B. R. Lancellotta
For 7,473,178
Withhold 224,068
Total 7,697,246
Joanne T. Medero
For 7,344,645
Withhold 352,601
Total 7,697,246
Albin F. Moschner
For 7,344,630
Withhold 352,616
Total 7,697,246
John K. Nelson
For 7,352,388
Withhold 344,858
Total 7,697,246
Loren M. Starr
For 7,477,991
Withhold 219,255
Total 7,697,246
Matthew Thornton III
For 7,470,528
Withhold 226,718
Total 7,697,246
Terence J. Toth
For 7,340,634
Withhold 356,612
Total 7,697,246
Margaret L. Wolff
For 7,344,394
Withhold 352,852
Total 7,697,246
Robert L. Young
For 7,352,388
Withhold 344,858
Total 7,697,246

Additional Fund Information
(Unaudited)
Portfolio of Investments Information
The Fund is required to file its complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how the fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that the fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
CEO Certification Disclosure
The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock
Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the
Sarbanes-Oxley Act.
Common Share Repurchases
The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
FINRA BrokerCheck:
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
Board of Trustees
Joseph A. Boateng Michael A. Forrester Thomas J. Kenny Amy B.R. Lancellotta Joanne T. Medero Albin F. Moschner John K. Nelson
Loren M. Starr Matthew Thornton III Terence J. Toth Margaret L. Wolff Robert L. Young
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank
& Trust Company
One Congress Street
Suite 1
Boston, MA 02114-2016
Legal Counsel
Chapman and Cutler
LLP
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers
LLP
One North Wacker Drive
Chicago, IL 60606
Transfer Agent and
Shareholder Services
Computershare Trust Company,
N.A.
150 Royall Street
Canton, MA 02021
(800) 257-8787
JMM
Common shares repurchased 0

Glossary of Terms Used in this Report

(Unaudited)
Average Annual Total Return
: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Beta:
A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.
Contingent Capital Securities (CoCos):
CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund.
Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities.
Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.
Duration:
Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage:
Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in a fund’s portfolio. Currently, the leverage effects of Tender
Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
Leverage:
Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100%
of the investment capital.
Net Asset Value (NAV) Per Share:
A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
Regulatory Leverage:
Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

Statement Regarding Basis for Approval of
Investment Advisory Contract
(Unaudited)
Nuveen Multi-Market Income Fund
(the “ Fund ”)
I. The Approval Process
At an in-person meeting held on April 28 and 29, 2026 (the “Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund approved the renewal of the investment management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors,
LLC (“NFAL” or the “Adviser”) pursuant to which NFAL serves as the investment adviser to the Fund. Similarly, the Board approved the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (“NAM” or the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to the Fund. At the time of the Meeting, prior to an internal restructuring pursuant to which
Teachers Advisors, LLC (“TAL”) was merged into NAM (the “Restructuring”), the Nuveen fund complex consisted of the group of funds advised by NFAL (the “NFAL Funds”), including the Fund, and the group of funds advised by TAL (the “TC Funds”; the NFAL Funds and the TC Funds are
collectively referred to as the “Nuveen funds” or the “funds”). TAL and NFAL were affiliates as NFAL is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”), and TAL was an indirect wholly owned subsidiary of TIAA. The
Sub-Adviser is also an affiliate of NFAL.
The Board Members are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) and, therefore, the
Board is comprised of all disinterested Board Members. References to the Board and the Board Members are interchangeable. Below is a summary of the annual review process the Board undertook related to its most recent renewal of the Investment Management Agreement and the Sub-
Advisory Agreement on behalf of the Fund.
In accordance with applicable law, following up to an initial two-year period, the Board considers the approval of the continuance of the Investment
Management Agreement and the Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements,” and the Adviser and the Sub-Adviser are collectively the
“Fund Advisers,” and each a “Fund Adviser.”
In considering the continuance of each Advisory Agreement, the Board considered information received by it throughout the year as well as materials prepared specifically at the Board’s request for the Board’s evaluation of the Advisory Agreements at the Meeting. The Board Members
considered the review of the Advisory Agreements to be an ongoing process. The Board and its committees meet regularly throughout the year, including in executive sessions, providing the Board Members with the opportunity to assess the quality and scope of the various services provided by a Fund Adviser during the year through the written materials, oral presentations and discussions with senior management. The information provided to the Board and/or its committees at these meetings covered a wide range of topics pertinent to the annual consideration of the renewal of the Advisory Agreements, including, but not limited to: (a) the investment performance of the Nuveen funds over various periods and the reasons for any outperformance or underperformance relative to peers and/or benchmarks or other performance metrics (as applicable); (b) strategic priorities for the business of the Adviser, including significant developments impacting a Fund Adviser; (c) product initiatives for various funds; (d)
compliance, regulatory and risk management reports, including any initiatives in seeking to strengthen compliance capabilities and controls and to meet regulatory requirements, compliance policies and procedures; (e) other payments to intermediaries, including Rule 12b-1 fees (as applicable);
(f) reports on the valuation of securities; (g) periodic investment team presentations; (h) evaluations on fund expenses; (i) trading practices and execution quality of portfolio transactions; (j) management of distributions; and (k) with respect to closed-end funds, closed-end fund market activity, capital management initiatives, institutional ownership, management of leverage financing, the secondary market trading of the closed-end funds and any actions taken to address market discounts to net asset value.
In addition to the materials and discussions that occurred at prior meetings, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of the Advisory Agreements. The materials provided in conjunction with the Meeting included, among other things, (a) a description of the nature, extent and quality of services provided by the Fund Advisers; (b) a review of the Sub-Adviser and/or investment team (as applicable); (c) fund performance over various periods with a focus on funds considered to have met certain challenged performance measurements; (d) the fees and expense ratios of the funds with a focus on funds considered to have certain expense characteristics; (e) a list of management fees and sub-advisory fee schedules; (f) an analysis of advisory fees compared to fees assessed to other types of clients; (g) a description of portfolio manager compensation; (h) certain profitability and/or financial data; (i) a summary of the investments made in 2025 by the Adviser and/or its affiliates in technology enhancements; and (j) a description of indirect benefits received by the Fund Advisers as a result of their relationships with the funds. The Board also considered information provided by Broadridge Financial
Solutions, Inc. (“Broadridge”), an independent provider of investment company data, comparing fee and expense levels of the Fund to those of a peer universe, as well as a description of Broadridge’s methodology in compiling the expense universe.
The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year. The performance, fee and expense data and other information provided by a Fund Adviser, Broadridge or other service providers were not independently verified by the Board Members. The Board Members employed the accumulated information, knowledge and experience they had gained during their tenure as disinterested Board Members on the
Board and its committees in overseeing the applicable Nuveen funds and working with the respective Fund Advisers in their review of the Advisory
Agreements.
As part of their review, the Board Members and independent legal counsel met in executive session on April 17, 2026 (the “April Executive Session”)
to review and discuss materials provided in connection with their annual review of the Advisory Agreements. After reviewing this information, the
Board Members requested, directly or through independent legal counsel, additional information and received the responses to these follow-up questions and requests. In addition to the April Executive Session, the Board Members met in additional executive sessions prior to and during the Meeting. During the Meeting, the Board Members considered the materials, invited representatives of management to provide additional information and determined that the information provided (whether oral or written) was responsive to their requests.
The Board Members had the benefit of independent legal counsel during the annual review process as well as throughout the year and met with independent legal counsel at various executive sessions without the presence of any Fund Adviser management. In connection with their annual review, the Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.
After the discussions and with the background and knowledge described above, the Board Members approved the continuation of the Advisory
Agreements on behalf of the Fund for an additional one-year period until May 1, 2027. The Board did not identify any single factor as all-important or controlling, but rather each decision reflected the comprehensive consideration of all the information (written or oral) provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the annual review process. The contractual arrangements may reflect the results of prior year(s) of review, negotiation and information provided in connection with the Board’s annual review of the Fund’s advisory arrangements and oversight of the Fund. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the annual review process and may have placed different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.
In addition, as noted above, after an initial period of up to two years, the 1940 Act requires the Board to review advisory agreements on an annual basis. In connection with the annual review, management and the Board proposed to reset the annual review schedule for the Advisory Agreements to permit the agreements to continue for a one-year period until August 1st following the renewal as opposed to the current May 1st deadline. To implement the new review schedule, at its in-person meeting held on May 27-28, 2026 (the “May Meeting”), the Board approved the continuance of the Advisory Agreements through July 31, 2027. A discussion of the Board’s approval at the May Meeting of the continuance of the Advisory
Agreements is set forth in Section II below.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements at the Meeting, the Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund. With this approach, they considered the roles of the
Adviser and the Sub-Adviser in providing services to the Fund.
The Board considered that the Adviser provides a wide array of management, oversight and other services necessary to manage and operate the Fund. The Board considered the Adviser’s and its affiliates’ dedication of resources, time, people and capital as well as consistent program of improvement and innovation aimed at keeping the Nuveen fund complex relevant and attractive for existing and new investors and meeting the needs of an increasingly complex regulatory environment. In its review of the services provided by the Adviser and its affiliates, the Board considered a description of the staffing levels of the investment and non-investment personnel; the experience and qualifications of key personnel;
succession planning and staffing in seeking to help ensure the continuation of services and avoid business disruptions as a result of retirements or departures; business continuity functions which seek to develop and monitor corporate-wide standards and procedures in seeking to help ensure the firm may continue to operate in the event of business disruptions; ongoing investments in the infrastructure and technology in enhancing the services provided to the applicable Nuveen funds; certain financial data of the Adviser and/or TIAA in assessing the financial stability and condition of the Adviser to continue to provide a high level of quality services to the applicable Nuveen funds; and portfolio manager compensation structure in seeking to attract and retain high quality talent.
In its evaluation, the Board considered that the Adviser is responsible for providing investment advisory services and does so indirectly through a sub-adviser. In this regard, the Fund utilizes the Sub-Adviser and its investment team to manage the portfolio of the Fund subject to the supervision of the Adviser. In evaluating the investment advisory services, the Board and/or its investment committee considered the Adviser’s role, among other things, in monitoring and reporting to the Board on fund performance, market conditions and investment team matters; setting and evaluating investment strategies, including changes to mandates, policies and benchmarks; monitoring and overseeing the performance and investment capabilities of the Sub-Adviser and/or investment team and recommending changes thereto as appropriate; monitoring compliance with portfolio guidelines; monitoring and analyzing the trade execution of the funds’ portfolios; and managing valuation matters.
The Board considered the division of responsibilities between the Adviser and the Sub-Adviser and considered that the Sub-Adviser and its investment personnel, as noted, generally are responsible for the management of the Fund’s portfolio under the oversight of the Adviser and the
Board. The Board considered an analysis of the Sub-Adviser which included, among other things, a summary of changes (if any) in the leadership teams and/or portfolio manager teams; the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time that met certain performance screening measurements; and data reflecting product changes (if any) taken with respect to certain funds. The Board considered that the Adviser recommended the renewal of the Sub-Advisory Agreement.
In addition to the portfolio management services provided to the Fund, the Board considered the comprehensive package of non-management services the Adviser and its various teams and affiliates provide to manage and operate the applicable Nuveen funds, including compliance, regulatory, administrative and other services which have expanded over the years as a result of market, regulatory and other developments. Such services include, but are not limited to: distribution management services pursuant to which management seeks to implement distribution policies and set distribution levels consistent with each fund’s product design and positioning; compliance services including establishing and maintaining broad-based compliance policies across the Nuveen fund complex, evaluating the compliance programs of various fund services providers, conducting ongoing risk assessments and testing, monitoring portfolio compliance with investment and regulatory requirements and providing a comprehensive compliance training program; regulatory and regulatory advocacy services, including monitoring regulatory developments that may impact the fund(s), responding to regulatory inquiries and examinations and fulfilling regulatory filing requirements; Board and committee support

Statement Regarding Basis for Approval of Investment Advisory Contract
(continued)
services, including organizing meetings and coordinating site visits and presentations with affiliated and/or external investment teams and providing reports on a wide range of topics relating to the operations and management of the funds, including strategic initiatives and priorities, fund performance, trade execution, securities lending (as applicable), compliance matters, valuation matters, liquidity and derivatives risk management;
oversight services, including establishing and coordinating the services provided by other fund service providers (such as a fund’s custodian, accountant, and transfer agent); and legal support services.
With respect to closed-end Nuveen funds, such services also include managing leverage; managing distributions; providing capital management and secondary market services (such as implementing common share shelf offerings, rights offerings, capital return programs and common share repurchases); and maintaining a closed-end fund investor relations program. The Board considered that, with respect to such funds, management actively monitors any discount from net asset value per share at which the respective fund’s common stock trades and evaluates potential avenues to mitigate the discount, including evaluating the level of distributions that the fund pays.
Aside from the services provided, the Board considered the financial resources of the Adviser and/or its affiliates and their willingness to make investments to support the funds. The Board considered the funds’ access to a seed capital budget provided by the Adviser and/or its affiliates to support new or existing funds and/or facilitate changes for a respective fund. The Board considered the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, and expertise. The Board considered the overall reputation and capabilities of the Adviser and its affiliates and the Adviser’s continuing commitment to provide high quality services.
In its review, the Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring and supporting new funds and smaller funds and ongoing risks with managing the funds, such as investment, operational, reputational, regulatory, compliance and litigation risks.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.
B. The Investment Performance of the Fund and Fund Advisers
The Board, directly or through its Investment Committee, which is comprised of all Board Members, provides oversight of the investment performance process. In evaluating the quality of the services provided by the Fund Advisers, the Board and/or its Investment Committee
monitors Fund performance on an ongoing basis, which includes quarterly performance reporting at each of its quarterly meetings with an annual performance review at its February 10-12, 2026 meeting (the “February Meeting”). At the February Meeting, the Board and/or its Investment
Committee considered, among other things, Fund performance (based on net asset value net of fees) over the quarter, one-, three- and five-year periods ended December 31, 2025 on an absolute basis and as compared to the performance of comparable funds (the “Performance Peer Group”)
and to a benchmark for the prescribed periods. Prior to the Meeting, the Board also received updated Fund performance over various periods ended March 31, 2026. In its review of relative performance, the Board considered the Fund’s performance relative to its Performance Peer Group, among other things, by evaluating its quartile ranking with the 1st quartile being the most desirable quartile ranking and the 4th quartile being the least desirable. The Board considered, in particular, the performance of funds that met certain screening measurements as determined pursuant to a methodology approved by the Board or additional measurements as determined by management’s investment analysts.
In evaluating performance, the Board considered some of the limitations of the performance data including, in particular, that differences between a Nuveen fund and its Performance Peer Group and its benchmark (such as with respect to the investment objectives and strategies) may lead to significantly different results. To assist the Board in its review of the comparability of the relative performance, management generally has ranked the relevancy of a Performance Peer Group to the respective fund as low, medium or high. In addition, the Board considered, among other things, that performance data reflects performance over a specified period which may differ significantly depending on the ending dates selected, particularly during periods of market volatility. The Board also considered that shareholders may evaluate performance based on their own respective holding periods which may differ from the performance of the periods reviewed by the Board.
With respect to closed-end Nuveen funds, the Board also considered that secondary market trading of shares of the closed-end funds also continues to be a priority for the Board given its importance to shareholders, and therefore, the Board and/or its Closed-End Fund Committee reviewed certain performance data reflecting, among other things, premium/discount data at their quarterly meetings with an annual review of the closed-end fund market for the 2025 calendar year at the February Meeting. As applicable, the Board considered, among other things, the impact of leverage on a closed-end fund’s common share earnings and total return.
The Board evaluated performance in light of various relevant factors which may include, among other things, general market conditions, issuer-
specific information, asset class information, leverage and fund cash flows. From year to year, the Board may place different emphasis on particular performance information given changing circumstances in market and economic conditions. The Board considered that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could disproportionately affect performance. Further, the Board considered that market and economic conditions may significantly impact a fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Although the Board reviews short-, intermediate- and longer-term performance data, the Board considered that longer periods of performance may reflect full market cycles.
In evaluating performance, the Board focused particular attention on funds with less favorable performance records over various time periods in its discussions with management. Depending on the facts and circumstances, including any differences between the respective fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark and/or peer group for certain periods. With respect to any funds for which the Board has identified as experiencing performance issues, the Board seeks to discuss with the Adviser the reasons for the underperformance and any recommendations to improve performance and to monitor such funds more closely until performance improves.

Additional Fund-specific performance factors for periods ending December 31, 2025 that the Board considered in addition to those described above are set forth below in Section I.F.
With respect to the Fund, on the basis of the Board’s ongoing review of investment performance and all relevant factors, including the relative market conditions during certain reporting periods, the Fund’s investment objective and management’s discussion of performance, the Board concluded that the Fund’s performance supported renewal of the Advisory Agreements.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of the annual review, the Board Members considered, among other things, the management fee schedule for the Fund. In addition to the management fee arrangements, the Board Members considered the Fund’s operating expense ratio as it more directly reflected a shareholder’s total costs in investing in the Fund.
In its review, the Board considered that the Fund’s management fee was generally comprised of two components, a fund-level component and a complex-level component, each with its own breakpoint schedule. The Board considered that in 2024, the Board approved a revised complex-wide breakpoint schedule which simplified and reduced the complex-level fee rates at various thresholds and expanded the eligible funds whose assets would be included in calculating the complex-level fee, effective May 1, 2024. The Board considered that the complex-level component is intended to be an efficient mechanism designed to help share cost efficiencies with shareholders as the complex-wide assets grow.
The Board also considered comparative fee and expense information prepared by Broadridge, an independent third-party provider of fund data. More specifically, the Board Members generally considered, among other things, the Fund’s management fee rate and net total expense ratio in relation to similar data for a comparable universe of peers (the “Expense Universe”). The Board considered, in particular, each fund with a net total expense ratio (based on common assets and excluding investment-related costs such as the costs of leverage and taxes for closed-end funds) that met certain expense screening criteria adopted by the Board when compared to its Expense Universe and management’s commentary as to the factors contributing to each such fund’s relative net total expense ratio.
In evaluating the fees and expenses of the Nuveen funds and comparative rankings, the Board considered some of the limitations which may reduce some of the value of the comparative data. In addition, the Board considered that the fee and expense information in the
Broadridge report for each fund reflected information for a specific period and that historic asset levels and expenses may differ from current levels, particularly in a period of market volatility.
The Board Members also considered that it can be difficult to compare management fees among funds with peers as there are variations in the services that are included for the fees paid. The Board Members took these differences into account in considering the comparative peer data.
The Board further considered, in relevant part, a fund’s management fee in light of its performance history with particular focus on any fund identified as having a higher management fee and/or expense ratio compared to peers coupled with experiencing a period of challenged performance.
In addition, although the Board reviewed a fund’s net total expense ratio both including and excluding investment-related expenses (e.g., leverage costs) for certain of the closed-end Nuveen funds, the Board considered that leverage expenses will vary across funds and peers because of differences in the forms and terms of leverage employed by the respective fund and therefore generally considered the fund’s net total expense ratio and fees excluding investment-related costs and taxes for the closed-end funds. The Board also considered that the use of leverage for closed-end funds may create a conflict of interest for the Adviser and Sub-Adviser given the increase of assets from leverage upon which an advisory or sub-advisory fee is based but also considered the impact of leverage on the applicable fund’s return.
With respect to the Sub-Adviser, the Board also considered, among other things, the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the Fund. In its review, the Board considered that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Fund.
Additional Fund-specific comparative fee and expense data that the Board considered in addition to that described above is set forth in Section I.F below. Based on its review of the information provided, the Board determined that the Fund’s management fee to a Fund
Adviser was reasonable in light of the nature, extent and quality of services provided to the Fund.

Statement Regarding Basis for Approval of Investment Advisory Contract
(continued)
2. Comparisons with the Fees of Other Clients
In evaluating the appropriateness of fees, the Board also requested and received information concerning the advisory fees and services provided to other clients of the Adviser, affiliated sub-advisers and/or advisory affiliates which may include, among others: separately managed accounts (“SMAs”), foreign funds (UCITS), other investment companies (as sub-advisers), limited partnerships and collective investment trusts (as applicable). The Board considered certain fee data for these other types of clients managed in a similar manner to certain of the open-end funds compared to the management fee of the applicable fund. The Board considered, among other things, that differences in the breadth of services provided to the funds compared to other types of clients (including the differences in the level of advisory services required of passively managed funds compared to actively managed funds); the expenses the Adviser and its affiliates incur in launching, operating and supporting a fund; the differences in regulatory, disclosure and governance requirements applicable to funds and the infrastructure and activities necessary to support such requirements; the establishment and maintenance of servicing relationships with various service providers for the funds; the differences in investment policies and strategies, investor profiles and account sizes; and other factors all may contribute to the variations in relative fee rates. The Board, however, considered that there were no comparable clients for the closed-end Nuveen funds. Further, the Board considered the differences in risks the Adviser incurs, including entrepreneurial, legal and regulatory risks when sponsoring and managing funds compared to serving as adviser to other types of clients or sub-adviser to other funds.
With respect to the Sub-Adviser, the Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees received for retail wrap accounts and other external sub-advisory mandates.
The Board concluded that the varying levels of fees were reasonable given the foregoing.
3. Profitability of the Fund Advisers
In considering the costs of services to be provided and profits to be realized by the Adviser (which encompassed the affiliated Sub-Adviser)
from its relationship with the Fund, the Board Members considered a variety of estimated profitability data from various perspectives including, among other things, (a) historical pre-distribution and post-distribution margins over specified periods for the Adviser’s services to the applicable funds; (b) certain profitability data on behalf of the Adviser (as well as the Adviser and TAL on a combined basis) attributable to servicing all applicable funds for 2025 and 2024; (c) certain profitability data of both the Adviser and TAL on a combined basis derived from the type of fund in the aggregate (i.e., from the closed-end funds, exchange-traded funds, interval funds and open-end funds) for 2025 and 2024; and (d) certain profitability data of both the Adviser and TAL on a combined basis provided by asset grouping of Nuveen funds in the aggregate (i.e., from equity, fund of funds, index, municipal bond and taxable fixed income funds). In addition, the Board considered estimated profitability data at the per fund level for the Adviser.
In reviewing the profitability data, the Board Members recognized the subjective nature and difficulty in calculating profitability, particularly on a per fund level. The Board considered that the information is not audited and is based on cost allocation methodologies seeking to allocate various expenses throughout the complex and among the various advisory products. The Board Members considered the allocation methodology used to prepare the profitability data but considered that other valid and reasonable methodologies also could be used and could lead to significantly different profit and loss results.
Further, the Board considered Nuveen’s estimated profitability (pre- and post-distribution margins and pre-tax) from its services to the funds compared to the profitability margins of certain peers. The Board Members, however, considered the inherent limitations of the comparative data given that profitability data is only available from peers which publish publicly available information and may be affected by numerous factors including, among other things, the types of funds a peer manages, its business mix, cost of capital, the assumptions and allocation methodology used in developing its profitability data, and fee waivers and expense reimbursements by the peer(s).
Aside from the foregoing profitability data, the Board also considered the financial condition of TIAA. The Board Members considered certain financial data of TIAA as of December 31, 2025 and 2024. The Board considered the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility.
In evaluating the reasonableness of the compensation, the Board Members also considered the indirect benefits the Adviser or Sub-Adviser received that were directly attributable to the management of the applicable funds as discussed in further detail below. Based on its review, the Board was satisfied that the Adviser’s (together with its affiliated Sub-Adviser) level of profitability from its relationship with the Fund was not unreasonable in light of the nature, extent and quality of services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds, whether these economies of scale have been appropriately shared with the funds and whether there is potential for realization of further economies of scale as a fund and/or the complex grows larger. The Board considered the difficulty in measuring economies of scale with any precision but considered the various means the Fund Advisers employ to help share the benefits of economies of scale with the respective funds and their shareholders.
The Board considered the Fund’s advisory fee structure, including breakpoint schedules. The Board considered that the management fees of the funds generally are comprised of a fund-level component and a complex-level component, each with its own breakpoint schedule, subject to certain exceptions. The Board considered that in 2024, the Board revised the breakpoint schedule which reduced the complex-level fee rates at various thresholds and expanded the assets included in calculating the complex-level fee rates. The Board considered that the complex-level breakpoint schedule was designed to share the benefits of economies of scale with the participating funds as a result of an increase in the asset size of the complex even if the particular fund has not grown or has even declined in asset size, whereas a fund-level breakpoint schedule seeks to share economies of scale with shareholders if the particular fund grows. The Board considered the fee reductions achieved overall from the fund-level breakpoints and the complex-level breakpoints for the 2025 calendar year. With respect to closed-end funds, the Board considered the limited ability of closed-end funds to increase their assets as fund growth is primarily a result of portfolio appreciation with some funds occasionally raising assets in rights offerings and shelf offerings. In addition, the Board considered the Adviser’s and/or affiliates’ ongoing investments in their business, including investments in various technology initiatives from which the fund complex may benefit as well as ongoing efforts to streamline the product line-up, among other things, to create more scaled funds which may help improve both expense and trading economies for participating funds.
The Board further considered that the scope of services of the Adviser and its affiliates have expanded over time without raising advisory fees to the funds, and this was also a means of sharing economies of scale with the funds and their shareholders.
Based on its review, the Board was satisfied that the current fee arrangements together with the reinvestment in management’s business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Board Members received and considered information regarding various indirect benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. These benefits include, among other things, fees paid to affiliates of the Adviser for services as noted below, the sharing of personnel and investment-related infrastructure with other clients of the Adviser, the use of affiliated sub-advisers in which case all the advisory revenue generated from such funds remains within Nuveen, and the use of certain funds as investment options for other products offered by the Adviser and/or its affiliates (such as life insurance separate account products, fund of funds or 529 education savings plans).
Further, the funds may pay the Adviser and/or its affiliates for other services, such as distribution. In this regard, the Board Members considered that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds for which it may be compensated. To the extent an open-end fund pays 12b-1 fees, the Board Members considered that some of those fees may be retained by the
Adviser’s affiliate. In addition, the Board considered that an affiliate of the Adviser received compensation in 2025 for serving as an underwriter on shelf offerings of existing closed-end Nuveen funds and reviewed the amounts paid for such services in 2025 and 2024.
In addition, the Board Members considered that the Adviser and Sub-Adviser may utilize soft dollar brokerage arrangements attributable to the respective funds to obtain research and other services for any or all of their clients but such costs are reimbursed to the funds.
The Adviser and its affiliates may also benefit from the advisory relationships with the funds in the fund complex to the extent this relationship results in potential investors viewing the TIAA group of companies as a leading retirement plan provider in the academic and non-profit market and a single source for all their financial service needs. The Adviser and/or its affiliates may further benefit to the extent that they have pricing or other information regarding vendors the funds utilize in establishing arrangements with such vendors for other products.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable in light of the services provided.
F. Additional Fund-Specific Factors
For the Fund, set forth below are (i) additional Fund-specific performance factors for periods ending December 31, 2025 that the Board considered in addition to those described above; and (ii) additional Fund-specific comparative fee and expense data that the Board considered in addition to that described above.
___________________________________________________________________________
Nuveen Multi-Market Income Fund
Relative Net Performance
Comparative Fees and Expenses
•• In considering performance, the Board considered, among other things, that the Performance Peer Group was classified as low for relevancy.
One-Year Period Three-Year Period Five-Year Period
Performance Peer Group Quartile Third Quartile Third Quartile Third Quartile
Performance Benchmark Outperformed Outperformed Outperformed
Expense Universe
Actual Management Fee Rate
Below Median
Net Total Expense Ratio
Above Median

Statement Regarding Basis for Approval of Investment Advisory Contract
(continued)
G. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the
Fund and that the Advisory Agreements be renewed for an additional one-year period.
II. Subsequent Approvals of Advisory Agreements
As noted above, the 1940 Act provides, in general terms, that an advisory and sub-advisory agreement may continue in effect for a period of more than two years only so long as the board, including a majority of the disinterested trustees, approves its continuance. During the annual review, management and the Board proposed, in relevant part, to reset the annual review schedule for the advisory and sub-advisory agreements of the
Nuveen funds to permit the agreements to continue for a one-year period until August 1st the following year as opposed to the existing May 1st annual deadline.
At its May Meeting, with respect to the Fund, the Board approved the Investment Management Agreement with certain minor changes and the Sub-
Advisory Agreement to continue through July 31, 2027. As part of its review of the foregoing arrangements, the Board, through independent legal counsel, requested and received information regarding, among other things, the proposed renewal of the Advisory Agreements.
In their review, the Board Members considered that they had recently completed their annual review of the Advisory Agreements at the Meeting and many of the factors considered at the annual review were applicable to their evaluation of the continuance of the Advisory Agreements. Accordingly, in evaluating the respective advisory and sub-advisory agreements, the Board Members relied upon their knowledge and experience with the
Adviser and the Sub-Adviser and considered the information received and their evaluations and conclusions drawn at the annual review. The
Board considered management’s representation that the information and materials provided in connection with the annual review of the Advisory
Agreements at the Meeting remained unchanged in all material respects. Further, with respect to the continuance of the Advisory Agreements, the
Board considered the terms of such agreements with certain minor changes as appropriate to reflect the Restructuring.
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members concluded that the terms of each Advisory Agreement were reasonable, that the fees of each of the Adviser and Sub-Adviser were reasonable in light of the services provided to the Fund and that each Advisory Agreement be renewed for an additional one-year period through July 31, 2027.

Board Members & Officers

(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”)
has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Independent Trustees:
Joseph A. Boateng
1963
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2019
Class II
Chief Investment Officer, Casey Family Programs (since 2007);
formerly, Director of U.S. Pension Plans, Johnson & Johnson
(2002–2006); Board Member, Lumina Foundation (since 2019)
and Waterside School (since 2021); Board Member (2012–2019)
and Emeritus Board Member (since 2020), Year-Up Puget Sound;
Former Investment Advisory Committee Member and Chair (2007–
2024), Seattle City Employees’ Retirement System; Investment
Committee Member (since 2019), The Seattle Foundation; Trustee
(2018–2023), the College Retirement Equities Fund; Manager
(2019–2023), TIAA Separate Account VA-1.
211
Michael A. Forrester
1967
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2007
Class I
Formerly, Chief Executive Officer (2014–2021) and Chief Operating
Officer (2007–2014), Copper Rock Capital Partners, LLC; Director,
Aflac Incorporated (since 2025); Trustee, Dexter Southfield
School (since 2019); Member (since 2020), Governing Council
of the Independent Directors Council (IDC); Trustee, the College
Retirement Equities Fund and Manager, TIAA Separate Account
VA-1 (2007–2023).
211
Thomas J. Kenny
1963
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2011
Class I
Formerly, Advisory Director (2010–2011), Partner (2004–2010),
Managing Director (1999–2004) and Co-Head of Global Cash and
Fixed Income Portfolio Management Team (2002–2010), Goldman
Sachs Asset Management; Chairman of the Board (since 2025),
Apeel Sciences; Director (since 2015) and Chair of the Finance and
Investment Committee (since 2018), Aflac Incorporated; Director
(since 2018), ParentSquare; formerly, Director (2021–2022) and
Finance Committee Chair (2016–2022), Sansum Clinic; formerly,
Advisory Board Member (2017–2019), B’Box; formerly, Member
(2011–2012), the University of California at Santa Barbara Arts
and Lectures Advisory Council; formerly, Investment Committee
Member (2012–2020), Cottage Health System; formerly, Board
member (2009–2019) and President of the Board (2014–2018),
Crane Country Day School; Trustee (2011–2023) and Chairman
(2017–2023), the College Retirement Equities Fund; Manager
(2011–2023) and Chairman (2017–2023), TIAA Separate Account
VA-1.
211
Amy B. R. Lancellotta
1959
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2021
Class II
Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company
Institute (ICI), which represents regulated investment companies)
(2006–2019); formerly, various positions with ICI (1989-2006);
Formerly President (2023–2025) and Member (2020–2025) of the
Board of Directors, Jewish Coalition Against Domestic Abuse
(JCADA).
211

Board Members & Officers
(continued)
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Joanne T. Medero
1954
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2021
Class III
Formerly, Managing Director, Government Relations and Public
Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-
2020), BlackRock, Inc. (global investment management
firm); formerly, Managing Director, Global Head of Government
Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management
businesses) (2006-2009); formerly, Managing Director, Global
General Counsel and Corporate Secretary, Barclays Global
Investors (global investment management firm) (1996-2006);
formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm)
(1993-1995); formerly, General Counsel, Commodity Futures
Trading Commission (government agency overseeing U.S.
derivatives markets) (1989-1993); formerly, Deputy Associate
Director/Associate Director for Legal and Financial Affairs,
Office of Presidential Personnel, The White House (1986-1989);
Member of the Board of Directors, Baltic-American Freedom
Foundation (seeks to provide opportunities for citizens of the
Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).
211
Albin F. Moschner
1952
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2016
Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC,
(management consulting) (since 2012); formerly,
Chairman (2019), and Director (2012-2019), USA Technologies,
Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial
Corporation (1996-2016); previously, held positions at Leap
Wireless International, Inc. (consumer wireless services),
including Consultant (2011-2012), Chief Operating Officer
(2008-2011), and Chief Marketing Officer (2004-2008); formerly,
President, Verizon Card Services division of Verizon
Communications, Inc. (2000-2003); formerly, President, One
Point Services at One Point Communications
(telecommunication services) (1999-2000); formerly, Vice
Chairman of the Board, Diba, Incorporated (internet
technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer
(1995-1996) of Zenith Electronics Corporation (consumer
electronics).
211
John K. Nelson
1962
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2013
Class II
Formerly, Member of Board of Directors of Core12 LLC (2008–
2023) (private firm which develops branding, marketing and
communications strategies for clients); formerly, Member of The
President’s Council of Fordham University (2010–2019); formerly,
Director of the Curran Center for Catholic American Studies
(2009–2018); formerly, senior external advisor to the Financial
Services practice of Deloitte Consulting LLP. (2012–2014); formerly,
Trustee and Chairman of the Board of Trustees of Marian University
(2010–2013); formerly Chief Executive Officer of ABN AMRO Bank
N.V., North America, and Global Head of the Financial Markets
Division (2007–2008), with various executive leadership roles in
ABN AMRO Bank N.V. between 1996 and 2007.
211

Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Loren M. Starr
1961
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2022
Class III
Independent Consultant/Advisor (since 2021); formerly, Vice
Chair, Senior Managing Director (2020–2021), Chief Financial
Officer, Senior Managing Director (2005–2020), Invesco Ltd.;
Director (since 2023) and Chair of the Board (since 2025), formerly,
Chair of the Audit Committee (2024-2025), AMG; formerly, Chair and Member of the Board of Directors (2014–2021), Georgia
Leadership Institute for School Improvement (GLISI); formerly,
Chair and Member of the Board of Trustees (2014–2018), Georgia
Council on Economic Education (GCEE); Trustee, the College
Retirement Equities Fund and Manager, TIAA Separate Account
VA-1 (2022–2023).
211
Matthew Thornton III
1958
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2020
Class III
Formerly, Executive Vice President and Chief Operating Officer
(2018-2019), FedEx Freight Corporation, a subsidiary of FedEx
Corporation (FedEx) (provider of transportation, e-commerce
and business services through its portfolio of companies);
formerly, Senior Vice President, U.S. Operations (2006-2018),
Federal Express Corporation, a subsidiary of FedEx. Member of the
Board of Directors (since 2014), The Sherwin-Williams Company
(develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International
(provider of communications infrastructure); Member of the
Executive Leadership Council (ELC) (since 2014).
211
Terence J. Toth
1959
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2008
Class II
Formerly, a Co–Founding Partner, Promus Capital (investment
advisory firm) (2008–2017); formerly, Director, Quality Control
Corporation (manufacturing) (2012–2021); formerly, Chair and
Member of the Board of Directors (2021–2024), Kehrein Center for
the Arts (philanthropy); Member of the Board of Directors (since
2008), Catalyst Schools of Chicago (philanthropy); Member of the
Board of Directors (since 2012), formerly, Investment Committee
Chair (2017–2022), Mather Foundation Board (philanthropy);
formerly, Member (2005–2016), Chicago Fellowship Board
(philanthropy); formerly, Director, Fulcrum IT Services LLC
(information technology services firm to government entities)
(2010–2019); formerly, Director, LogicMark LLC (health services)
(2012–2016); formerly, Director, Legal & General Investment
Management America, Inc. (asset management) (2008–2013);
formerly, CEO and President, Northern Trust Global Investments
(financial services) (2004–2007); Executive Vice President,
Quantitative Management & Securities Lending (2000–2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual
Funds Board (2005–2007), Northern Trust Global Investments
Board (2004–2007), Northern Trust Japan Board (2004–2007),
Northern Trust Securities Inc. Board (2003–2007) and Northern
Trust Hong Kong Board (1997–2004).
211
Margaret L. Wolff
1955
333 W. Wacker Drive
Chicago, IL 60606
Board Member 2016
Class I
Formerly, member of the Board of Directors (2013-2017) of
Travelers Insurance Company of Canada and The Dominion of
Canada General Insurance Company (each, a part of Travelers
Canada, the Canadian operation of The Travelers Companies,
Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher &
Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-
2014); Member of the Board of Trustees of New York-Presbyterian
Hospital (since 2005); Member of the Board of Trustees (since
2004) formerly, Chair (2015-2022) of The John A. Hartford
Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-
2015) of the Board of Trustees of Mt. Holyoke College.
211

Board Members & Officers
(continued)
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
and Term
(1)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Number of
Portfolios
in Fund
Complex
Overseen By
Board Member
Robert L. Young
1963
333 W. Wacker Drive
Chicago, IL 60606
Chair and Board
Member
2017
Class I
Formerly, Chief Operating Officer and Director, J.P. Morgan
Investment Management Inc. (financial services) (2010-2016);
formerly, President and Principal Executive Officer (2013-2016),
and Senior Vice President and Chief Operating Officer
(2005-2010), of J.P. Morgan Funds; formerly, Director and
various officer positions for J.P. Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management,
Inc. and formerly, One Group Administrative Services) and
JPMorgan Distribution Services, Inc. (financial services)
(formerly, One Group Dealer Services, Inc.) (1999-2017).
211

Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(2)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Officers of the Funds:
David J. Lamb
1963
333 W. Wacker Drive
Chicago, IL 60606
Chief
Administrative
Officer (Principal
Executive Officer)
2015 Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Securities, LLC
and Nuveen; has previously held various positions with Nuveen.
Brett E. Black
1972
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Chief
Compliance
Officer
2022 Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President
(2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance
Officer (2017-2022) of BMO Funds, Inc.
Marc Cardella
1984
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Controller
(Principal
Financial Officer)
2024 Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior
Managing Director of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC,
Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing
Director of Teachers Insurance and Annuity Association of America and TIAA SMA
Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer
of TIAA Separate Account VA-1 and the College Retirement Equities Fund; Senior
Managing Director, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment
Group, LLC.
Joseph T. Castro
1964
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2025 Executive Vice President, Chief Risk and Compliance Officer, formerly, Senior
Managing Director and Head of Compliance, Nuveen; Executive Vice President and
Chief Risk and Compliance Officer, formerly, Senior Managing Director, Nuveen
Securities, LLC and Nuveen, LLC; formerly, Senior Managing Director, Nuveen Fund
Advisors, LLC.
Mark J. Czarniecki
1979
901 Marquette Avenue
Minneapolis, MN 55402
Vice President
and Assistant
Secretary
2013 Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen
Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen;
Managing Director, Assistant Secretary and Associate General Counsel of Nuveen
Asset Management, LLC; has previously held various positions with Nuveen;
Managing Director, Associate General Counsel and Assistant Secretary of Teachers
Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director,
Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence,
Inc. and Brooklyn Investment Group, LLC.
Jeremy D. Franklin
1983
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2024 Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Managing
Director, Associate General Counsel and Assistant Secretary, Nuveen Asset
Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management,
LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity
Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds
and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant
Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund.
Diana R. Gonzalez
1978
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2017 Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice
President, Associate General Counsel and Assistant Secretary of Nuveen Asset
Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment
Management, LLC; Vice President and Assistant Secretary of Nuveen Securities,
LLC; Vice President and Associate General Counsel of Nuveen.
Nathaniel T. Jones
1979
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2016 Senior Managing Director, Head of Public Product of Nuveen; President. formerly,
Senior Managing Director, of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.
Brian H. Lawrence
1982
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2023 Director and Associate General Counsel of Nuveen; Vice President, Associate
General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF
Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton
(2018-2022).
Tina M. Lazar
1961
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2002 Managing Director of Nuveen Securities, LLC.

Board Members & Officers
(continued)
Name,
Year of Birth
& Address
Position(s) Held
with the Funds
Year First
Elected or
Appointed
(2)
Principal Occupation(s)
Including other Directorships
During Past 5 Years
Brian J. Lockhart
1974
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2019 Senior Managing Director and Head of Investment Oversight of Nuveen; Senior
Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk
Manager.
John M. McCann
1975
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2022 Senior Managing Director, Division General Counsel of Nuveen; Senior Managing
Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Senior
Managing Director, Associate General Counsel and Assistant Secretary of Nuveen
Asset Management, LLC Teachers Advisors, LLC and TIAA-CREF Investment
Management, LLC; Managing Director and Assistant Secretary of TIAA SMA
Strategies LLC; Managing Director, Associate General Counsel and Assistant
Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-
CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association
of America and Nuveen Alternative Advisors LLC; Senior Managing Director,
Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence,
Inc. and Brooklyn Investment Group, LLC; has previously  held various positions with
Nuveen/TIAA.
Kevin J. McCarthy
1966
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Assistant
Secretary
2007 Executive Vice President, Secretary and General Counsel of Nuveen Investments,
Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities,
LLC  and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of
Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment
Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice
President, Associate General Counsel and Assistant Secretary  of TIAA-CREF Funds
and TIAA-CREF Life Funds; has previously held various positions with Nuveen;
Vice President and Secretary of Winslow Capital Management, LLC; Executive Vice
President, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC;
formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment
Management Company, LLC and Santa Barbara Asset Management, LLC.
R. Tanner Page
1985
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Treasurer
2025 Managing Director, formerly, Vice President of Nuveen; has previously held various positions with Nuveen.
William A. Siffermann
1975
333 W. Wacker Drive
Chicago, IL 60606
Vice President 2017 Senior Managing Director of Nuveen.
Mark L. Winget
1968
333 W. Wacker Drive
Chicago, IL 60606
Vice President
and Secretary
2008 Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund
Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of
Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen
Asset Management, LLC; Vice President and Associate General Counsel of Nuveen;
Vice President, Associate General Counsel and Assistant Secretary, Brooklyn
Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.
Rachael Zufall
1973
8500 Andrew Carnegie
Blvd.
Charlotte, NC 28262
Vice President
and Assistant
Secretary
2022 Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC;
Managing Director, Associate General Counsel and Assistant Secretary of the
College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF
Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel
and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment
Management, LLC; Managing Director of Nuveen, LLC and of TIAA.
(1) The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed.
The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.
(2) Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal.  The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Securities, LLC, member FINRA and SIPC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com
EAN-A-0626P 5711502
Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606.
Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. Upon request, a copy of the registrant’s code of ethics is available without charge by calling 800-257-8787.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) had determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The members of the registrant’s audit committee that have been designated as audit committee financial experts are Joseph A. Boateng, John K. Nelson and Loren M. Starr, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023).

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and Chair of the Board for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023).

Item 4.	Principal Accountant Fees and Services.

Nuveen Multi-Market Income Fund

The following tables show the amount of fees that PricewaterhouseCoopers LLP (“PwC”), the independent registered public accounting firm, billed to the Registrant during the Registrant’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PwC provided to the Registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Registrant waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Registrant during the fiscal year in which the services are provided; (B) the Registrant did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair.

SERVICES THAT THE REGISTRANT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM BILLED TO THE REGISTRANT

Fiscal Year Ended	Audit Fees Billed to Registrant[1]	Audit-Related Fees Billed to Registrant[2]	Tax Fees Billed to Registrant[3]	All Other Fees Billed to Registrant[4]
June 30, 2026	$42,893	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

June 30, 2025	$42,750	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings.

2

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Registrant’s common shares and leverage.

3	“Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice, and tax planning.
4	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

SERVICES THAT THE REGISTRANT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM BILLED TO THE ADVISER AND AFFILIATED REGISTRANT SERVICE PROVIDERS

The following tables show the amount of fees billed by PwC to Nuveen Fund Advisors, LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant (“Affiliated Fund Service Provider”), for engagements directly related to the Registrant’s operations and financial reporting, during the Registrant’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Registrant, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Registrant did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Registrant’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
June 30, 2026	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

June 30, 2025	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PwC billed during the Registrant’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that the Registrant’s independent registered public accounting firm provides to the Adviser and any Affiliated Fund Service Provider, if the engagement related directly to the Registrant’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PwC about any non-audit services rendered during the Registrant’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PwC’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Registrant	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Registrant)	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
June 30, 2026	$0	$0	$10,376,215	$10,376,215
June 30, 2025	$0	$0	$11,040,000	$11,040,000

“Non-Audit Fees billed to Registrant” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to the Registrant in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the independent registered public accounting firm’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent registered public accounting firm’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Registrant by the Registrant’s independent registered public accounting firm and (ii) all audit and non-audit services to be performed by the Registrant’s independent registered public accounting firm for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Registrant.

Item 4(i) and Item 4(j) are not applicable to the Registrant.

Item 5.	Audit Committee of Listed Registrants.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Amy B. R. Lancellotta, John K. Nelson, Chair, Loren M. Starr, Terence J. Toth, Matthew Thornton III and Margaret L. Wolff.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Portfolio of Investments filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

See Statement Regarding Basis for Approval of Investment Advisory Contract in Item 1.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

(a)(1) Portfolio Manager Biographies

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Jason J. O’Brien, CFA, is a portfolio manager for Nuveen’s global fixed income team. He is a portfolio manager on the Nuveen Core Fixed Income and Public Funds strategies. Previously, he oversaw the securitized debt sector team and is a member of the global fixed income strategy committee. He began working in the investment industry in 1993 when he joined the firm. He received a B.A. in Finance from the University of St. Thomas. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of Minnesota.

Peter L. Agrimson, CFA, is a portfolio manager for Nuveen’s global fixed income team and the lead portfolio of the Stable Value, Short Duration Multi-Sector and Short-Term Bond strategies and related institutional portfolios. He is also a member of the teams managing the Core Bond and Inflation-Linked Bond strategies and related institutional portfolios. Prior to his current role, he was a member of the securitized debt sector team, responsible for trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Peter also performed credit analysis and surveillance for the firm’s mortgage-backed securities and asset-backed securities portfolios. Before joining the firm in 2008, he served as credit analyst at Long Lake Partners, LLC, where he performed credit analysis for the company’s structured products portfolio. He received a B.S. in Finance from Northern Illinois University. He holds the CFA designation and is a member of the CFA Institute.

(a)(2) Other Accounts Managed by Portfolio Managers

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Jason J. O’Brien	Registered Investment Company	3	$23.87 billion
	Other Pooled Investment Vehicles	1	$120.51 million
	Other Accounts	101	$4.27 billion

Peter L. Agrimson	Registered Investment Company	11	$39.60 billion
	Other Pooled Investment Vehicles	2	$531.92 million
	Other Accounts	5	$645.87 million
*	Assets are as of June 30, 2026. None of the assets in these accounts are subject to an advisory fee based on performance.

Potential Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

(a)(3) Fund Manager Compensation

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio managers are primarily compensated through a combination of base salary and variable compensation (“VC”). Portfolio managers have a VC target which is expressed as a percentage of their base salary. A portfolio manager’s actual VC award could be higher or lower than the VC target depending on several factors, including (i) Nuveen’s total VC pool based on company performance, (ii) the portion of the pool allocated to the line of business/function across Nuveen, (iii) individual performance rating, and (iv) individual total compensation relative to internal peers and external market.

To calibrate the performance review process, scorecards are utilized, when applicable, to provide a consistent approach across teams and sectors for evaluating individual portfolio manager performance ratings. The scorecard considers both quantitative and qualitative criteria. Quantitative metrics are weighted more heavily and focus on sustained, long-term fund performance by assessing one, three, and five-year performance results versus peer groups and benchmarks. Qualitative metrics are subject to manager discretion and internal peer reviews. Because a greater emphasis is placed on the quantitative metrics, positive Fund performance generally results in better overall performance ratings and subsequently higher VC.

Once the VC award is determined, it is allocated to two components – annual cash award and TIAA Long Term Performance Plan (“LTPP”) award; the portion of VC aligned to each of these components is based on a progressive rate scale with higher deferral percentages as a portfolio manager’s total compensation increases. A portion of a portfolio manager’s LTPP award may be allocated to the PM Plan – which is intended to align portfolio manager compensation to the performance of the Fund(s) they manage. As a subplan to LTPP, the PM Plan awards follow LTPP vesting and payment terms, with payment amount based on the most recent annual valuations of the Fund(s) preceding payment. Management reviews PM Plan Fund alignments and allocation percentages on an annual basis to ensure portfolio managers are not incentivized to take undue risks with the Funds they manage.

Additionally, portfolio managers may be included in the Profits Interest program, which is a long-term, equity-like compensation program based on the future value of the organization and is intended to drive desired behaviors that achieve strong investment results, grow the business, and manage costs. The Profits Interest program has a six-year vesting period that serves as an important retention mechanism.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

(a)(4) Beneficial Ownership of JMM Securities

As of June 30, 2026, the portfolio managers beneficially owned the following dollar range of equity securities issued by the Fund.

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Jason J. O’Brien	X
Peter L. Agrimson	X

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 16.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable because the code of ethics is available, upon request and without charge, by calling 800-257-8787 and there were no amendments during the period covered by this report.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nuveen Multi-Market Income Fund

Date: September 3, 2026	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: September 3, 2026	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer (principal executive officer)

Date: September 3, 2026	By:	/s/ Marc Cardella
Marc Cardella
Vice President and Controller (principal financial officer)